AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 24, 2024

1933 Registration File No. 333-221764

1940 Act File No. 811-23312

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. 69	☑
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 72	☑

TIDAL TRUST III

(Exact Name of Registrant as Specified in Charter)

Tidal ETF Services LLC

234 West Florida Street, Suite 203

Milwaukee, WI 53204

(Address of Principal Executive Offices, Zip Code)

(Registrant’s Telephone Number, including Area Code) (855) 843-2534

The Corporation Trust Company

1209 Orange Street

Corporation Trust Center

Wilmington, DE 19801

(Name and Address of Agent for Service)

Copies to:

Eric W. Falkeis Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, WI 53204	Domenick Pugliese Sullivan & Worcester LLP 1251 Avenue of the Americas, 19th Floor New York, New York 10020

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☑	on October 28, 2024 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

Explanatory Note: This Post-Effective Amendment No. 69 to the Registration Statement of Tidal Trust III (the “Trust”) is being filed to add the Impact Shares NAACP Minority Empowerment ETF and Impact Shares YWCA Women’s Empowerment ETF audited financial statements and certain related financial information for the fiscal period ended June 30, 2024 and to make other permissible changes under Rule 485(b).

Impact Shares NAACP Minority Empowerment ETF (NACP)

Impact Shares YWCA Women’s Empowerment ETF (WOMN)

each listed on NYSE Arca, Inc.

PROSPECTUS

October 28, 2024

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Impact Shares NAACP Minority Empowerment ETF – Fund Summary

Investment Objective

The Impact Shares NAACP Minority Empowerment ETF (the “Fund” or the “Minority ETF”) seeks investment results that, before fees and expenses, track the performance of the Morningstar® Minority Empowerment Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (‘Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee(1)	0.49%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.49%

(1)	The Fund’s adviser will pay, or require a sub-adviser to pay, all of the Fund’s expenses, except for the following advisory fees and sub-advisory fees, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold, sell or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Investors in the Fund may pay brokerage commissions on their purchases and sales of Fund shares, which are not included in the examples below. Your actual costs may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2024, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

The Fund will, under normal circumstances, invest at least 80% of its total assets, plus borrowings for investment purposes (the “80% basket”) in component securities of the Underlying Index (“Component Securities”).

The Fund may invest the remaining 20% of its total assets (the “20% basket”) in securities and instruments not included in the Underlying Index, but which Impact Shares Corp (the “Sub-Adviser”) believes will help the Fund track the Underlying Index. For example, the Fund may invest in securities that are not components of the Underlying Index to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). The Fund may invest in securities of any type and of companies of any market capitalization (including small- and mid-capitalization companies), market sector or industry, but expects to invest primarily in equity securities of U.S. companies. The Fund may use the 20% basket to invest in securities issued by other investment companies, including other exchange-traded funds. In addition, the Fund’s 20% basket may be invested in cash and cash equivalents, including shares of money market funds advised by the Adviser, the Sub-Adviser, or their affiliates.

Unlike many investment companies, the Fund does not try to “beat” the index it tracks. The Fund uses a passive management strategy designed to track the total return performance of the Underlying Index.

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The Adviser or the Sub-Adviser may employ a representative sampling indexing strategy for managing the Fund, which entails investing in a sample of securities that together have an investment profile mirroring the Underlying Index. However, the Fund will only use representative sampling in a manner consistent with its 80% policy. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, leverage and price to earnings ratios) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of the Underlying Index. The Adviser or the Sub-Adviser expects that, over time, the Fund’s tracking error will not exceed 5%. Funds that employ a representative sampling strategy may incur tracking error risk to a greater extent than funds that seek to replicate an index.

The Fund concentrates its investments in a particular industry or group of industries to approximately the same extent as the Underlying Index is so concentrated.

The Underlying Index is designed to measure the performance of large and mid- capitalization companies that are “empowering to minorities,” and to exhibit risk and return characteristics similar to those of the Morningstar US Large-Mid Cap® Index, as described below.

The Underlying Index is constructed using a rules-based methodology to select companies from the Morningstar US Large-Mid Cap® Index (the “Parent Index”), a free float market-cap weighted index that constitutes 90% of the total market capitalization of the U.S. market) that have strong minority empowerment practices. Morningstar constructs the Underlying Index using company level indicators, scores, and indicator relevance weighting from Sustainalytics, the Fund’s ESG research provider, that include certain social criteria identified and compiled by the NAACP (“NAACP” or the “Partner Nonprofit”) to measure the strength of minority empowerment practices and products or services for each company within the Parent Index (a company’s “Minority Empowerment Composite Score”). Based on that scoring, after excluding those companies that Sustainalytics determines (i) derive more than 5% of their revenues from predatory lending activities, (ii) derive more than 5% of their revenues from the production of tobacco products, (iii) are involved in the production of riot control weapons, (iv) operate correctional facilities or provide security services, (v) are primarily involved in the production of oil, gas or coal, (vi) are not compliant with the principles of the UN Global Compact1, or (vii) have a detrimental score for applicable controversies, the 200 best scoring companies (after applying the optimized weighting methodology discussed below) are selected by Morningstar as the final underlying index components. The Underlying Index is constructed by Morningstar using an optimized weighting methodology. Under this methodology, Morningstar uses a quantitative process that is designed to determine optimal weights for securities to maximize exposure of companies with higher rankings as to minority empowerment practices, while maintaining an Underlying Index that exhibits risk and return characteristics similar to those of the Parent Index. The Index Provider determines the weighting of each security in the Underlying Index using the following variables: Minority Empowerment Composite Score, market capitalization, maximum and minimum weightings by security and sector. Underlying Index constituents are subject to a maximum 5% per company weighting.

The Underlying Index is expected to contain approximately 200 securities, but this number may change. If a company in the Underlying Index has acted in a manner inconsistent with the selection criteria of the Underlying Index, Morningstar may, in its discretion, after consulting with Sustainalytics, exclude the company from the Underlying Index between reconstitution periods. Morningstar may also make adjustments in accordance with its internal guidelines to reflect extraordinary corporate events (e.g., mergers and acquisitions, spin-offs, bankruptcies, insolvencies, and liquidations). The Underlying Index is rebalanced quarterly and reconstituted utilizing the rules-based methodology described above annually. Rebalancing refers to the process of adjusting the weights of the constituent securities in the Underlying Index in accordance with its optimized weighting methodology in response to changes in stock value and market capitalization. Reconstitution refers to the process of changing the constituent securities in the Underlying Index so that securities that no longer meet the criteria for the Underlying Index are excluded and new securities that do meet those criteria are included.

The composition of the Underlying Index is based on the following social screens used in determining the Minority Empowerment Composite Score that narrows the Index Universe. Each of the social screens for the Minority Fund addresses an issue that has a history of NAACP support.

1. Board Diversity This indicator provides an assessment of the diversity of a company’s board of directors. Diversity of background can provide fresh perspectives in the boardroom and lead to better board decision-making.

2. Discrimination Policy This indicator provides an assessment of the quality of a company’s policy to eliminate discrimination, including racial discrimination, and ensure equal opportunity.

3. Scope of Supplier Social Standards This indicator provides a general assessment of whether a company has supply chain/contractor social policies and the scope of its social standards, including items such as nondiscrimination policies.

4. Freedom of Association Policy This indicator provides an assessment of the quality of a company’s freedom of association and collective bargaining policy, including its impact on racial minorities.

[1]	The UN Global Compact is an arrangement by which companies voluntarily and publicly commit to a set of principles, known as the Ten Principles of the UN Global Compact, all of which are drawn from key UN Conventions and Declarations, in four areas: (i) human rights; (ii) labor; (iii) environment; and (iv) anti-corruption.

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5. Diversity Programs This indicator assesses the strength of a company’s initiatives to increase the diversity of its workforce, including racial diversity.

6. Community Development Programs This indicator assesses the strength of a company’s local community development programs. It does not focus on cash donations, but formal programs that promote long-term economic development among communities, including minority communities, directly affected by the company’s operations.

7. Minority-Inclusive Health and Safety Management System This indicator assesses the strength of the company’s initiatives to manage employee health and safety and prevent accidents and occupational illnesses.

8. Conflict Minerals Programs This indicator measures the strength of a company’s initiatives to eliminate conflict minerals from its products and its supply chain. The term conflict minerals refers to tantalum (coltan), tin (cassiterite), tungsten (wolframite), and gold (together, they are commonly referred to as the 3TG), which have originated in conflict-affected or high-risk regions and may be used to financially support the conflict or human rights abuses.

9. Media Ethics Programs This indicator assesses the strength of a company’s initiatives to ensure good governance, ethics, and integrity throughout its content creation to ensure impartiality, transparency, objectivity, fairness, age-appropriateness, independence, plurality, and inclusiveness (diversity of content, topics, and viewpoints).

10. Human Rights Programs This indicator assesses the strength of the company’s initiatives to comply with its obligation to respect human rights.

11. Editorial Guidelines This indicator provides an assessment of the company’s commitment to address media ethics as it relates to the dissemination of content. This includes the company’s stated values related to the impact of content on protected classes and minorities.

12. Advertising Ethics This indicator provides an assessment of the presence and strengths of a company policy on advertising ethics.

13. Human Capital Development This indicator assesses the strength of a company’s initiatives to recruit, retain, and develop human capital to avoid a shortage of skilled labor.

14. Responsible Product Offering This indicator assesses the strength of a financial institution’s initiatives to market products and services responsibly, so as to avoid predatory lending and minimize risks to the customers of such financial institution.

15. Responsible Marketing Policy This indicator provides an assessment of the quality of a company’s responsible marketing policy.

16. Human Rights Policy This indicator provides an assessment of the strength of the company’s commitment to respect human rights within its sphere of influence.

17. Gender Pay Equality Programs This indicator assesses the strength of programs a company has implemented to ensure gender pay equality. This includes initiatives to identify, measure, and close the gender pay gap.

18. Gender Pay Disclosure This indicator assesses the strength of a company’s disclosure related to the gender pay gap.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund - Principal Risks of Investing in the Fund.”

Equity Investing Risk. The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services and also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

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Ethnic Diversity Risk. The returns on a portfolio of securities that excludes companies that are not ethnically diverse may trail the returns on a portfolio of securities that includes companies that are not ethnically diverse. Investing only in a portfolio of securities that are ethnically diverse may affect the Fund’s exposure to certain types of investments and may adversely impact the Fund’s performance depending on whether such investments are in or out of favor in the market.

Index Performance Risk. The Fund seeks to track an index maintained by a third party provider unaffiliated with the Fund, the Adviser or the Sub-Adviser. There can be no guarantee or assurance that the methodology used by the third party provider to create the index will result in the Fund achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying the index, or the daily calculation of the index will be free from error. It is also possible that the value of the index may be subject to intentional manipulation by third-party market participants. The particular index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

Tracking Error Risk. The performance of the Fund may diverge from that of the Underlying Index. Because the Fund employs a representative sampling strategy, the Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. Adviser or the Sub-Adviser may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Because the Underlying Index rebalances monthly, but the Fund is not obligated to do the same, the risk of tracking error may increase following the rebalancing of the Underlying Index.

Industry Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Underlying Index is so concentrated. In such an event, the value of the Fund’s Shares may rise and fall more than the value of shares that are invested in securities or financial instruments of companies that encompass a broader range of industries.

Small-Cap Company Risk. Investing in the securities of small-cap companies may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Market Events Risk. The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities and other financial instruments. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation (or expectations of inflation), deflation (or expectations of deflation), changes in the actual or perceived creditworthiness of issuers, general market liquidity, regulatory event, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and between Israel and Hamas in the Middle East could have severe adverse effects on the related region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These conflicts have contributed to recent market volatility and may continue to do so.

Mid-Cap Company Risk. Investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

Passive Investment Risk. The Fund is not actively managed and invests in securities included in, or representative of, the Underlying Index regardless of such securities’ investment merits. The Fund will likely lose value to the extent the Underlying Index loses value. The Adviser or the Sub-Adviser does not attempt to take defensive positions under any market conditions, including during declining markets.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as Authorized Participants or APs). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the bid-ask spread. The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

Trading. Although Shares are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the Exchange), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares.

Asset Class Risk. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Counterparty Risk. The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest, settlement or margin payments, or otherwise honor its obligations. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the affected Fund’s income or the value of its assets may decrease. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In an attempt to limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Adviser or the Sub-Adviser to present acceptable credit risk.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Management Risk. Management risk is the risk associated with the fact that the Fund relies on the Adviser’s or the Sub-Adviser’s ability to achieve its investment objective. The Sub-Adviser has limited personnel and financial resources and the Sub-Adviser is a non-profit organization. The relative lack of resources may increase the Fund’s management risk.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Limited Fund Size Risk. The Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If the Fund fails to achieve sufficient scale, it may be liquidated.

Intellectual Property Risk. The Fund relies on licenses that permit the Adviser and Sub-Adviser to use the Underlying Index and associated trade names, trademarks and service marks, as well as the Partner Nonprofit’s name and logo (the “Intellectual Property”) in connection with the investment strategies of the Fund and/or in marketing and other materials for the Fund. Such licenses may be terminated, and, as a result, the Fund may lose its ability to use the Intellectual Property. In the event a license is terminated, or the license provider does not have rights to license the Intellectual Property, the operations of the Fund may be adversely affected.

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An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any investment company, there is no guarantee that the Fund will achieve its goal.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The bar chart shows the annual returns for the Fund year over year. The table illustrates how the Fund’s average annual returns for the 1-year, 5-year, and since inception periods compare with those of a broad measure of market performance and additional benchmarks that are more representative of the Fund’s investment strategy. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated information about the Fund’s performance can be found by visiting the Fund’s website at www.impactetfs.org or by calling (844) 954-7733.

Calendar Year Ended December 31

Through September 30, 2024 (the most recently ended quarter for which data is available), the year-to-date return of the Fund was 22.45%.

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 20.79% for the quarter ended June 30, 2020, and the lowest quarterly return was -17.18% for the quarter ended March 31, 2020.

Impact Shares NAACP Minority Empowerment ETF

Average Annual Returns

For the Periods Ended December 31, 2023

	1 Year	5 Years	Since Inception (July 18, 2018)
Return Before Taxes	29.74%	15.97%	12.65%
Return After Taxes on Distributions	29.31%	15.24%	11.96%
Return After Taxes on Distributions and Sale of Fund Shares	17.86%	12.70%	9.97%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)(1)	26.53%	15.52%	11.80%
Morningstar Minority Empowerment Index (reflects no deduction for fees, expenses, or taxes)(2)	31.17%	14.61%	11.37%
Morningstar US Large-Mid Cap Index (reflects no deduction for fees, expenses, or taxes)(3)	26.24%	14.96%	11.28%

(1)	The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Fund’s broad-based index benchmark was changed to Russell 1000® Index so that the Fund’s performance can be evaluated against a benchmark that represents the overall U.S. equity market.
(2)	The Morningstar Minority Empowerment Index is designed to provide exposure to US companies that have embedded strong racial and ethnic diversification policies into their corporate culture and that ensure equal opportunities to employees irrespective of their race or nationality.
(3)	The Morningstar US Large-Mid Cap Index measures the performance of large- and mid-cap stocks in the U.S., representing the top 90% of the investable universe by market capitalization.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management

Investment Adviser

Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser

Impact Shares Corp. (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

Ethan Powell, President for the Sub-Adviser, has been a portfolio manager of the Fund since its inception 2018.

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Qiao Duan, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since 2023.

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since 2023.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.impactetfs.org.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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Impact Shares YWCA Women’s Empowerment ETF – Fund Summary

Investment Objective

The Impact Shares YWCA Women’s Empowerment ETF (the “Fund” or the “Women’s ETF”) seeks investment results that, before fees and expenses, track the performance of the Morningstar® Women’s Empowerment Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee(1)	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

(1)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”) will pay, or require a sub-adviser to pay, all of the Fund’s expenses, except for the following advisory fees and sub-advisory fees, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold, sell or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Investors in the Fund may pay brokerage commissions on their purchases and sales of Fund shares, which are not included in the examples below. Your actual costs may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2024, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

The Fund will, under normal circumstances, invest at least 80% of its total assets plus any borrowings for investment purposes (the “80% basket”) in component securities of the Underlying Index (“Component Securities”). The Fund may invest the remaining 20% of its total assets (the “20% basket”) in securities or other instruments not included in the Underlying Index, but which the Adviser or the Sub-Adviser believes will help the Fund track the Underlying Index. For example, the Fund may invest in securities that are not components of the Underlying Index to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). The Fund may invest in securities of any type (including equity and debt securities) and of companies of any market capitalization (including small- and mid-capitalization companies), market sector or industry, but expects to invest primarily in equity securities of U.S. companies. The Fund may use the 20% basket to invest in securities issued by other investment companies, including other exchange-traded funds. In addition, the Fund’s 20% basket may be invested in cash and cash equivalents, including shares of money market funds advised by the Adviser, the Sub-Adviser or its affiliates.

Unlike many investment companies, the Fund does not try to “beat” the index it tracks. The Fund uses a passive management strategy designed to track the total return performance of the Underlying Index.

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The Adviser or the Sub-Adviser may employ a representative sampling indexing strategy for managing the Fund, which entails investing in a sample of securities that together have an investment profile mirroring the Underlying Index. However, the Fund will only use representative sampling in a manner consistent with its 80% policy. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, leverage and price to earnings ratios) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of the Underlying Index. The Adviser or the Sub-Adviser expects that, over time, the Fund’s tracking error will not exceed 5%. Funds that employ a representative sampling strategy may incur tracking error risk to a greater extent than funds that seek to replicate an index.

The Fund concentrates its investments in a particular industry or group of industries to approximately the same extent as the Underlying Index is so concentrated.

The Underlying Index is designed to measure the performance of U.S. large and mid- capitalization companies that are “empowering to women,” and to exhibit risk and return characteristics similar to those of the Morningstar US Large-Mid Cap® Index (the “Parent Index”), as described below. The Parent Index is a free float market-cap weighted index that constitutes 90% of the total market capitalization of the U.S. market. The Parent Index is an equity benchmark designed to comprehensively represent the performance of the companies incorporated and/or listed in the United States and contains large and mid-capitalization equities and is designed with the following objectives in mind: (1) transparent and objective rules; (2) full investibility; and (3) low turnover.

The Underlying Index is constructed using a rules-based methodology to select companies from the Parent Index that have strong women’s empowerment practices. Morningstar, Inc. (“Morningstar” or the “Index Provider”) constructs the Underlying Index using company level indicators, scores, and indicator relevance weighting from Equileap, the Fund’s ESG research provider. The YWCA USA (“YWCA” or the “Partner Nonprofit”) has reviewed and approved the use of Equileap’s social screens (through the use of the Underlying Index) to measure the strength of women’s empowerment practices and products or services for each company within the Parent Index (a company’s “Gender Diversity Score”). After excluding those companies that Equileap determines are (i) involved in the weapons, gambling, or tobacco industries, (ii) on the Norwegian Ethics Council List1 or (iii) that have experienced an applicable legal controversy, the 200 best scoring companies (after applying the optimized weighting methodology discussed below) are selected by Morningstar as the final underlying index components. The Underlying Index is constructed by Morningstar using an optimized weighting methodology. Under this methodology, Morningstar uses a quantitative process that is designed to determine optimal weights for securities to maximize exposure to companies with higher rankings as to women’s empowerment practices, while maintaining an Underlying Index that exhibits risk and return characteristics similar to those of the Parent Index. Morningstar determines the weighting of each security in the Underlying Index using the following variables: Gender Diversity Score, market capitalization, and maximum and minimum weightings by security and sector. Underlying Index constituents are subject to a maximum 5% per company weighting.

The Underlying Index is expected to contain approximately 200 securities, but this number may change. If a company in the Underlying Index has acted in a manner inconsistent with the selection criteria of the Underlying Index, Morningstar may, in its discretion, after consulting with Equileap, exclude the company from the Underlying Index between reconstitution periods. Morningstar may also make adjustments in accordance with its internal guidelines to reflect extraordinary corporate events (e.g., mergers and acquisitions, spin-offs, bankruptcies, insolvencies, and liquidations). The Underlying Index is rebalanced quarterly and reconstituted utilizing the rules-based methodology described above annually. Rebalancing refers to the process of adjusting the weights of the constituent securities in the Underlying Index in accordance with its optimized weighting methodology in response to changes in stock value and market capitalization. Reconstitution refers to the process of changing the constituent securities in the Underlying Index so that securities that no longer meet the criteria for the Underlying Index are excluded and new securities that do meet those criteria are included.

The composition of the Underlying Index is based on the following social screens used in determining the Gender Diversity Score that narrows the universe of companies included in the Parent Index. Equileap determines a company’s Gender Diversity Score based upon its analysis of publicly available information, as reported by such company in its most recent annual report for its fiscal year end.

Each of the social screens for the Fund addresses an issue that has a history of YWCA support.

CATEGORY A: GENDER BALANCE IN LEADERSHIP & WORKFORCE

1. Non-Executive Board: Percentage of male and female as a proportion of the total number of non-executive Board members, as of the fiscal year end wherever available, otherwise as of the date of the latest filing.

[1]	The list of companies that the Council of Ethics for the Norwegian Government Pension Fund Global (the “Pension Fund”) has recommended excluding from the Pension Fund’s portfolio of investments on the grounds that investment in such companies would be inconsistent with the Pension Fund’s Ethical Guidelines.

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2. Executives: Percentage of male and female executives as a proportion of the total number of executives, as of the fiscal year end wherever available, otherwise as of the date of the latest filing Executives are either defined by the company or represent those individuals that form the company executive committee/ board, management committee/board or equivalent.

3. Senior Management: Percentage of male and female senior management, as a proportion of the total number of senior management, as of the fiscal year end wherever available, otherwise as of the date of the latest filing. Senior management are defined and reported by the company.

4. Workforce: Percentage of male and female employees at the company, as a percentage of total employees.

5. Promotion & Career Development Opportunities: Ratio of male and female employees in management compared to ratio of each gender in total employees.

CATEGORY B: EQUAL COMPENSATION & WORK LIFE BALANCE

6. Fair Remuneration: Demonstrates a commitment to ensure payment of a fair wage to all employees, even in those countries that do not legally require a minimum wage.

7. Equal Pay: Commitment to provide comparable wages, hours, and benefits, including retirement benefits, for all employees for comparable work in country of incorporation.

8. Parental Leave: Paid leave programs for child and dependent care to both women and men (maternity leave, paternity leave, dependent care) in country of incorporation.

9. Flexible Work Options: Option for employees to control and/or vary the start/end times of the workday and/or vary the location from which employees work in country of incorporation.

CATEGORY C: POLICIES PROMOTING GENDER EQUALITY

10. Training and Career Development: Ensures equal access to training and career development.

11. Recruitment Strategy: Commitment to ensure non-discrimination against any type of demographic group. This could be in the form of an equal opportunities policy, as described by the company.

12. Freedom from Violence, Abuse and Sexual Harassment: Prohibit all forms of violence in the workplace, including verbal, physical and sexual harassment.

13. Safety at Work: Commitment to the safety of employees in the workplace, in travel to and from the workplace, and on company related business, and ensure the safety of vendors in the workplace.

14. Human Rights: Commitment to ensure the protection of the rights of all people it works with including employees’ rights to participate in legal, civic and political affairs.

15. Social Supply Chain: Commitment to reduce social risks in its supply chain such as forbidding business-related activities that condone, support, or otherwise participate in human trafficking, including for labor or sexual exploitation

16. Supplier Diversity: Commitment to ensure diversity in the supply chain, including a focus to ensure female-owned businesses in the supply chain.

17. Employee Protection: Systems and policies for the reporting of internal ethical compliance complaints without retaliation or retribution, including but not limited to access to confidential third-party ethics hotlines or systems for confidential written complaints

CATEGORY D: COMMITMENT, TRANSPARENCY & ACCOUNTABILITY

18. Commitment to Women’s Empowerment: Recognition and commitment to ensuring women’s empowerment in the workplace.

19. Audit: Undertaken and awarded an independent gender audit certificate by an Equileap recognized body.

Principal Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund - Principal Risks of Investing in the Fund.”

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Equity Investing Risk. The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services and also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Gender Diversity Risk. The returns on a portfolio of securities that excludes companies that are not gender diverse may trail the returns on a portfolio of securities that includes companies that are not gender diverse. Investing only in a portfolio of securities that are gender diverse may affect the Fund’s exposure to certain types of investments and may adversely impact the Fund’s performance depending on whether such investments are in or out of favor in the market.

Index Performance Risk. The Fund seeks to track an index maintained by a third party provider unaffiliated with the Fund, the Adviser, or the Sub-Adviser. There can be no guarantee or assurance that the methodology used by the third party provider to create the index will result in the Fund achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying the index, or the daily calculation of the index will be free from error. It is also possible that the value of the index may be subject to intentional manipulation by third-party market participants. The particular index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

Tracking Error Risk. The performance of the Fund may diverge from that of the Underlying Index. Because the Fund employs a representative sampling strategy, the Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Adviser or the Sub-Adviser may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Because the Underlying Index rebalances monthly, but the Fund is not obligated to do the same, the risk of tracking error may increase following the rebalancing of the Underlying Index.

Industry Concentration Risk. A Fund’s investments will be concentrated in an industry or group of industries to the extent the Underlying Index is so concentrated. In such an event, the value of the Fund’s Shares may rise and fall more than the value of shares that are invested in securities or financial instruments of companies that encompass a broader range of industries..

Small-Cap Company Risk. Investing in the securities of small-cap companies may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Market Events Risk. The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities and other financial instruments. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation (or expectations of inflation), deflation (or expectations of deflation), changes in the actual or perceived creditworthiness of issuers, general market liquidity, regulatory event, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The Fund is subject to the risk that geopolitical events will disrupt securities and other financial markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and between Israel and Hamas in the Middle East could have severe adverse effects on the related region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These conflicts have contributed to recent market volatility and may continue to do so.

Mid-Cap Company Risk. Investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

Passive Investment Risk. The Fund is not actively managed and invests in securities included in, or representative of, the Underlying Index regardless of such securities’ investment merits. The Adviser or the Sub-Adviser does not attempt to take defensive positions under any market conditions, including during declining markets.

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ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as Authorized Participants or APs). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the bid-ask spread. The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

Trading. Although Shares are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the Exchange), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those purchasing and redeeming directly with the Fund.

Asset Class Risk. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Counterparty Risk. The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest, settlement or margin payments, or otherwise honor its obligations. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the affected Fund’s income or the value of its assets may decrease. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In an attempt to limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Adviser or the Sub-Adviser to present acceptable credit risk.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Management Risk. Management risk is the risk associated with the fact that the Fund relies on the Adviser’s and the Sub-Adviser’s ability to achieve its investment objective. The Adviser or the Sub-Adviser has limited personnel and financial resources. The relative lack of resources may increase the Fund’s management risk. In addition, the Fund is subject to potential trading-related challenges faced by the Adviser.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

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Limited Fund Size Risk. The Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If a Fund fails to achieve sufficient scale, it may be liquidated.

Intellectual Property Risk. The Fund relies on licenses that permit the Adviser and the Sub-Adviser to use the Underlying Index and associated trade names, trademarks and service marks, as well as the Partner Nonprofit’s name and logo (the “Intellectual Property”) in connection with the investment strategies of the Fund and/or in marketing and other materials for the Fund. Such licenses may be terminated, and, as a result, the Fund may lose its ability to use the Intellectual Property. In the event a license is terminated, or the license provider does not have rights to license the Intellectual Property, the operations of the Fund may be adversely affected.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any investment company, there is no guarantee that the Fund will achieve its goal.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The bar chart shows the annual returns for the Fund year over year. The table illustrates how the Fund’s average annual returns for the 1-year, 5-year, and since inception periods compare with those of a broad measure of market performance and additional benchmarks that are more representative of the Fund’s investment strategy. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated information about the Fund’s performance can be found by visiting the Fund’s website at www.impactetfs.org or by calling (844) 954-7733.

Calendar Year Ended December 31

Through September 30, 2024 (the most recently ended quarter for which data is available) year-to-date return of the Fund was 16.92%.

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 21.25% for the quarter ended June 30, 2020, and the lowest quarterly return was -17.91% for the quarter ended March 31, 2020.

Impact Shares YWCA Women’s Empowerment ETF

Average Annual Returns

For the Periods Ended December 31, 2023
	1 Year	5 Years	Since Inception (August 24, 2018)
Return Before Taxes	28.30%	18.31%	14.55%
Return After Taxes on Distributions	27.73%	16.86%	13.20%
Return After Taxes on Distributions and Sale of Fund Shares	17.12%	14.40%	11.29%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes) (1)	26.53%	15.52%	11.57%
Morningstar Women’s Empowerment Index (reflects no deduction for fees, expenses, or taxes)(2)	27.02%	15.26%	11.50%
Morningstar US Large-Mid Cap Index (reflects no deduction for fees, expenses, or taxes)(3)	26.24%	14.96%	11.05%

(1)	The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Fund’s broad-based index benchmark was changed to Russell 1000® Index so that the Fund’s performance can be evaluated against a benchmark that represents the overall U.S. equity market.
(2)	The Morningstar® Women's Empowerment Index is designed to deliver exposure to large- and mid-cap U.S. companies that have strong gender diversity and equal opportunity employment policies embedded in their corporate culture, as measured by Equileap’s data and scoring methodology.
(3)	The Morningstar US Large-Mid Cap Index measures the performance of large- and mid-cap stocks in the U.S., representing the top 90% of the investable universe by market capitalization.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

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Management

Investment Adviser

Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser

Impact Shares Corp. (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Ethan Powell, President for the Sub-Adviser, has been a portfolio manager of the Fund since its inception 2018.

Qiao Duan, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since 2023.

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since 2023.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.impactetfs.org.

Tax Information

The Fund intends to make distributions that generally will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that account.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

DESCRIPTION OF UNDERLYING INDICES OF THE FUNDS

Additional information about Underlying Index construction for each Fund is set forth below.

Impact Shares NAACP Minority Empowerment ETF

Morningstar® Minority Empowerment Index (for purposes of this section, the “Underlying Index”)

The Underlying Index is constructed using a rules-based methodology to select companies from the Morningstar US Large-Mid Cap® Index (the “Parent Index”), a free float market-cap weighted index that constitutes 90% of the total market capitalization of the U.S. Market) that have strong minority empowerment practices. Morningstar constructs the Underlying Index using company level indicators, scores, and indicator relevance weighting from Sustainalytics, the Fund’s ESG research provider, that include certain social criteria identified and compiled by the NAACP (“NAACP” or the “Partner Nonprofit”) to measure the strength of minority empowerment practices and products or services for each company within the Parent Index (a company’s “Minority Empowerment Composite Score”). Based on that scoring, after excluding those companies that Sustainalytics determines (i) derive more than 5% of their revenues from predatory lending activities, (ii) derive more than 5% of their revenues from the production of tobacco products, (iii) are involved in the production of riot control weapons, (iv) operate correctional facilities or provide security services, (v) are primarily involved in the production of oil, gas or coal, (vi) are not compliant with the principles of the UN Global Compact1, or (vii) have a detrimental score for applicable controversies, the 200 best scoring companies (after applying the optimized weighting methodology discussed below) are selected by Morningstar as the final underlying index components.

The Underlying Index is constructed by Morningstar using an optimized weighting methodology. Under this methodology, Morningstar uses a quantitative process that is designed to determine optimal weights for securities to maximize exposure of companies with higher rankings as to minority empowerment practices, while maintaining an Underlying Index that exhibits risk and return characteristics similar to those of the Parent Index. The Index Provider determines the weighting of each security in the Underlying Index using the following variables: Minority Empowerment Composite Score, market capitalization, maximum and minimum weightings by security and sector. Underlying Index constituents are subject to a maximum 5% per company weighting.

The Underlying Index is expected to contain approximately 200 securities, but this number may change. If a company in the Underlying Index has acted in a manner inconsistent with the selection criteria of the Underlying Index, Morningstar may, in its discretion, after consulting with Sustainalytics, exclude the company from the Underlying Index between reconstitution periods. Morningstar may also make adjustments to the Underlying Index in accordance with its internal guidelines to reflect extraordinary corporate events (e.g. mergers and acquisitions, spin-offs, bankruptcies, insolvencies, and liquidations). The Underlying Index is rebalanced quarterly and reconstituted utilizing the rules-based methodology described above annually. Rebalancing refers to the process of adjusting the weights of the constituent securities in the Underlying Index in accordance with its optimized weighting methodology in response to changes in stock value and market capitalization.

Reconstitution refers to the process of changing the constituent securities in the Underlying Index so that securities that no longer meet the criteria for the Underlying Index are excluded and new securities that do meet those criteria are included.

The composition of the Underlying Index is based on the following social screens used in determining the Minority Empowerment Composite Score that narrows the Index Universe. Each of the social screens for the Minority Fund addresses an issue that has a history of NAACP support.

1. Board Diversity This indicator provides an assessment of the diversity of a company’s board of directors. Diversity of background can provide fresh perspectives in the boardroom and lead to better board decision-making.

2. Discrimination Policy This indicator provides an assessment of the quality of a company’s policy to eliminate discrimination, including racial discrimination, and ensure equal opportunity.

3. Scope of Supplier Social Standards This indicator provides a general assessment of whether a company has supply chain/contractor social policies and the scope of its social standards, including items such as nondiscrimination policies.

4. Freedom of Association Policy This indicator provides an assessment of the quality of a company’s freedom of association and collective bargaining policy, including its impact on racial minorities.

5. Diversity Programs This indicator assesses the strength of a company’s initiatives to increase the diversity of its workforce, including racial diversity.

[1]	The UN Global Compact is an arrangement by which companies voluntarily and publicly commit to a set of principles, known as the Ten Principles of the UN Global Compact, all of which are drawn from key UN Conventions and Declarations, in four areas: (i) human rights; (ii) labor; (iii) environment; and (iv) anti-corruption.

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6. Community Development Programs This indicator assesses the strength of a company’s local community development programs. It does not focus on cash donations, but formal programs that promote long-term economic development among communities, including minority communities, directly affected by the company’s operations.

7. Minority-Inclusive Health and Safety Management System This indicator assesses the strength of the company’s initiatives to manage employee health and safety and prevent accidents and occupational illnesses.

8. Conflict Minerals Programs This indicator measures the strength of a company’s initiatives to eliminate conflict minerals from its products and its supply chain. The term conflict minerals refers to tantalum (coltan), tin (cassiterite), tungsten (wolframite), and gold (together, they are commonly referred to as the 3TG), which have originated in conflict-affected or high-risk regions and may be used to financially support the conflict or human rights abuses.

9. Media Ethics Programs This indicator assesses the strength of a company’s initiatives to ensure good governance, ethics, and integrity throughout its content creation to ensure impartiality, transparency, objectivity, fairness, age-appropriateness, independence, plurality, and inclusiveness (diversity of content, topics, and viewpoints).

10. Human Rights Programs This indicator assesses the strength of the company’s initiatives to comply with its obligation to respect human rights.

11. Editorial Guidelines This indicator provides an assessment of the company’s commitment to address media ethics as it relates to the dissemination of content. This includes the company’s stated values related to the impact of content on protected classes and minorities.

12. Advertising Ethics This indicator provides an assessment of the presence and strengths of a company policy on advertising ethics.

13. Human Capital Development This indicator assesses the strength of a company’s initiatives to recruit, retain, and develop human capital to avoid a shortage of skilled labor.

14. Responsible Product Offering This indicator assesses the strength of a financial institution’s initiatives to market products and services responsibly, so as to avoid predatory lending and minimize risks to the customers of such financial institution.

15. Responsible Marketing Policy This indicator provides an assessment of the quality of a company’s responsible marketing policy

16. Human Rights Policy This indicator provides an assessment of the strength of the company’s commitment to respect human rights in within its sphere of influence.

17. Gender Pay Equality Programs This indicator assesses the strength of programs a company has implemented to ensure gender pay equality. This includes initiatives to identify, measure, and close the gender pay gap.

18. Gender Pay Disclosure This indicator assesses the strength of a company’s disclosure related to the gender pay gap.

Impact Shares YWCA Women’s Empowerment ETF

The Morningstar® Women’s Empowerment Index (for purposes of this section, the “Underlying Index”)

The Underlying Index is constructed using a rules-based methodology to select companies from the Morningstar US Large-Mid Cap® Index (the “Parent Index”) that have strong women’s empowerment practices. The Parent Index is a free float market-cap weighted index that constitutes 90% of the total market capitalization of the U.S. market. The Parent Index is an equity benchmark designed to comprehensively represent the performance of the companies incorporated and/or listed in the United States and contains large and mid-capitalization equities and is designed with the following objectives in mind: (1) transparent and objective rules; (2) full investibility; and (3) low turnover. Morningstar, Inc. (“Morningstar” or the “Index Provider”) constructs the Underlying Index using company level indicators, scores, and indicator relevance weighting from Equileap, the Fund’s ESG research provider2. The YWCA USA (“YWCA” or the “Partner Nonprofit”) has reviewed and approved the use of Equileap’s social screens (through the use of the Underlying Index) to measure the strength of women’s empowerment practices and products or services for each company within the Parent Index (a company’s “Gender Diversity Score”). After excluding those companies that Equileap determines are (i) involved in the weapons, gambling, or tobacco industries, (ii) on the Norwegian Ethics Council List3 or (iii) that have experienced an applicable legal controversy, the 200 best scoring companies (after applying the optimized weighting methodology discussed below) are selected by Morningstar as the final underlying index components. The Underlying Index is constructed by Morningstar using an optimized weighting methodology. Under this methodology, Morningstar uses a quantitative process that is designed to determine optimal weights for securities to maximize exposure to companies with higher rankings as to women’s empowerment practices, while maintaining an Underlying Index that exhibits risk and return characteristics similar to those of the Parent Index. Morningstar determines the weighting of each security in the Underlying Index using the following variables: Gender Diversity Score, market capitalization, and maximum and minimum weightings by security and sector. Underlying Index constituents are subject to a maximum 5% per company weighting.

[2]	The Impact Shares YWCA Women’s Empowerment ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Equileap. Equileap makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund in particular or the ability of the Morningstar Index to track general stock market performance. Equileap’s only relationship to Impact Shares Corp. is the licensing of certain service marks and service names of Equileap. Equileap is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund or the timing of the issuance or sale of shares of the Fund or in the determination or calculation of the equation by which shares in the Fund is converted into cash. Equileap has no obligation or liability in connection with the administration, marketing or trading of the Fund.
[3]	The list of companies that the Council of Ethics for the Norwegian Government Pension Fund Global (the “Pension Fund”) has recommended excluding from the Pension Fund’s portfolio of investments on the grounds that investment in such companies would be inconsistent with the Pension Fund’s Ethical Guidelines.

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EQUILEAP DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DESCRIPTION OF THE FUND CONTAINED HEREIN OR ANY DATA INCLUDED HEREIN AND EQUILEAP SHALL HAVE NO LIABILITY FOR ANY ERRORS OR OMISSIONS HEREIN. EQUILEAP MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY IMPACT SHARES CORP., OWNERS OR USERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR® WOMEN’S EMPOWERMENT INDEX OR ANY DATA INCLUDED THEREIN. EQUILEAP MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR® WOMENS EMPOWERMENT INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL EQUILEAP HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Underlying Index is expected to contain approximately 200 securities, but this number may change. If a company in the Underlying Index has acted in a manner inconsistent with the selection criteria of the Underlying Index, Morningstar may, in its discretion, after consulting with Equileap, exclude the company from the Underlying Index between reconstitution periods. Morningstar may also make adjustments in accordance with its internal guidelines to reflect extraordinary corporate events (e.g. mergers and acquisitions, spin-offs, bankruptcies, insolvencies, and liquidations). The Underlying Index is rebalanced quarterly and reconstituted utilizing the rules-based methodology described above annually. Rebalancing refers to the process of adjusting the weights of the constituent securities in the Underlying Index in accordance with its optimized weighting methodology in response to changes in stock value and market capitalization. Reconstitution refers to the process of changing the constituent securities in the Underlying Index so that securities that no longer meet the criteria for the Underlying Index are excluded and new securities that do meet those criteria are included.

The composition of the Underlying Index is based on the following social screens used in determining the Gender Diversity Score that narrows the universe of companies included in the Parent Index. Equileap determines a company’s Gender Diversity Score based upon its analysis of publicly available information, as reported by such company in its most recent annual report for its fiscal year end.

Each of the social screens for the Fund addresses an issue that has a history of YWCA support.

CATEGORY A: GENDER BALANCE IN LEADERSHIP & WORKFORCE

1. Non-Executive Board: Percentage of male and female as a proportion of the total number of non-executive Board members, as of the fiscal year end wherever available, otherwise as of the date of the latest filing.

2. Executives: Percentage of male and female executives as a proportion of the total number of executives, as of the fiscal year end wherever available, otherwise as of the date of the latest filing Executives are either defined by the company or represent those individuals that form the company executive committee/ board, management committee/board or equivalent.

3. Senior Management: Percentage of male and female senior management, as a proportion of the total number of senior management, as of the fiscal year end wherever available, otherwise as of the date of the latest filing. Senior management are defined and reported by the company.

4. Workforce: Percentage of male and female employees at the company, as a percentage of total employees.

5. Promotion & Career Development Opportunities: Ratio of male and female employees in management compared to ratio of each gender in total employees.

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CATEGORY B: EQUAL COMPENSATION & WORK LIFE BALANCE

6. Fair Remuneration: Demonstrates a commitment to ensure payment of a fair wage to all employees, even in those countries that do not legally require a minimum wage.

7. Equal Pay: Commitment to provide comparable wages, hours, and benefits, including retirement benefits, for all employees for comparable work in country of incorporation.

8. Parental Leave: Paid leave programs for child and dependent care to both women and men (maternity leave, paternity leave, dependent care) in country of incorporation.

9. Flexible Work Options: Option for employees to control and/or vary the start/end times of the workday and/or vary the location from which employees work in country of incorporation.

CATEGORY C: POLICIES PROMOTING GENDER EQUALITY

10. Training and Career Development: Ensures equal access to training and career development.

11. Recruitment Strategy: Commitment to ensure non-discrimination against any type of demographic group. This could be in the form of an equal opportunities policy, as described by the company.

12. Freedom from Violence, Abuse and Sexual Harassment: Prohibit all forms of violence in the workplace, including verbal, physical and sexual harassment.

13. Safety at Work: Commitment to the safety of employees in the workplace, in travel to and from the workplace, and on company related business, and ensure the safety of vendors in the workplace.

14. Human Rights: Commitment to ensure the protection of the rights of all people it works with including employees’ rights to participate in legal, civic and political affairs.

15. Social Supply Chain: Commitment to reduce social risks in its supply chain such as forbidding business-related activities that condone, support, or otherwise participate in human trafficking, including for labor or sexual exploitation

16. Supplier Diversity: Commitment to ensure diversity in the supply chain, including a focus to ensure female-owned businesses in the supply chain.

17. Employee Protection: Systems and policies for the reporting of internal ethical compliance complaints without retaliation or retribution, including but not limited to access to confidential third-party ethics hotlines or systems for confidential written complaints

CATEGORY D: COMMITMENT, TRANSPARENCY & ACCOUNTABILITY

18. Commitment to Women’s Empowerment: Recognition and commitment to ensuring women’s empowerment in the workplace.

19. Audit: Undertaken and awarded an independent gender audit certificate by an Equileap recognized body.

PRINCIPAL INVESTMENTS OF THE FUNDS

The following is a description of principal investment practices in which each Fund may engage. Any references to investments made by a Fund include those that may be made both directly by the Fund and indirectly by the Fund (e.g., through its investments in other pooled investment vehicles). Please see “Principal Risks” below for the risks associated with each of the principal investment practices.

Please see the “Principal Investment Strategies” section under “Fund Summary” above for a complete discussion of each Fund’s principal investment strategies. The Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this Prospectus. These securities, techniques and practices, together with their risks, are described in the Statement of Additional Information (the “SAI”), which you may obtain free of charge by contacting shareholder services (see the back cover of this Prospectus for the address and phone number).

The Adviser or the Sub-Adviser seeks to track the performance of each Fund’s Underlying Index as closely as possible (i.e., obtain a high degree of correlation with the Underlying Index). A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its Underlying Index, and there can be no guarantee that the Fund will achieve a high degree of correlation with its Index. The Adviser or the Sub-Adviser will utilize a sampling strategy in managing each Fund. Sampling means that the Adviser or the Sub-Adviser uses quantitative analysis to select securities, including securities in each Underlying Index, outside of each Underlying Index that have a similar investment profile as each Underlying Index in terms of key risk factors, performance attributes and other economic characteristics. These include industry weightings, market capitalization, and other financial characteristics of securities. The quantity of holdings in the Fund will be based on a number of factors, including asset size of each Fund. In addition, from time to time, securities are added to or removed from each Underlying Index. The Adviser or the Sub-Adviser may sell securities that are represented in an Index, or purchase securities that are not yet represented in each Underlying Index, in anticipation of their removal from or addition to an Index. Further, the Adviser or the Sub-Adviser may choose to overweight securities in each Underlying Index, purchase or sell securities not in an Index, or utilize various combinations of other available techniques, in seeking to track each Underlying Index.

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The Board of Trustees (the “Board”) of the Tidal Trust III (formerly known as Impact Shares Trust I) (the “Trust”) may change a Fund’s investment objective, investment strategy, Underlying Index, its 80% investment policy, and other policies without shareholder approval, except as otherwise indicated in this Prospectus or in the SAI. A Fund will provide shareholders with written notice at least 60 days prior changing its investment objective or its 80% investment policy.

Neither Fund is intended to be a complete investment program.

Percentage limitations in a Fund’s investment strategies apply at the time of purchase of securities.

DESCRIPTION OF RISKS

Factors that may affect a Fund’s portfolio as a whole are called “principal risks” and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. The Funds could be subject to additional risks because the types of investments each makes may change over time. The SAI includes more information about the Funds and their investments. The Funds are not intended to be a complete investment program. All of the risks below apply to both Funds except as indicated in certain parentheticals below.

Asset Class Risk. The securities in an Underlying Index or in a Fund’s portfolio may underperform the returns of other securities or indices that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indices tend to experience cycles of outperformance and underperformance in comparison to general securities markets.

Counterparty Risk. The Funds may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest, settlement or margin payments, or otherwise honor its obligations. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the affected Fund’s income or the value of its assets may decrease. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In an attempt to limit the counterparty risk associated with such transactions, the Funds conduct business only with financial institutions judged by the Adviser or the Sub-Adviser to present acceptable credit risk. These risks may be greater when engaging in over-the-counter transactions or when the Fund conducts business with a limited number of counterparties.

Equity Investing Risk. The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as Authorized Participants or APs). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the bid-ask spread. The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

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Trading. Although Shares are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the Exchange), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares.

Ethnic Diversity Risk (Minority ETF only). The returns on a portfolio of securities that excludes companies that are not ethnically diverse may trail the returns on a portfolio of securities that includes companies that are not ethnically diverse. Investing only in a portfolio of securities that are ethnically diverse may affect the Fund’s exposure to certain types of investments and may adversely impact the Fund’s performance depending on whether such investments are in or out of favor in the market.

Gender Diversity Risk (Women’s ETF only). The returns on a portfolio of securities that excludes companies that are not gender diverse may trail the returns on a portfolio of securities that includes companies that are not gender diverse. Investing only in a portfolio of securities that are gender diverse may affect the Fund’s exposure to certain types of investments and may adversely impact the Fund’s performance depending on whether such investments are in or out of favor in the market.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Index Performance Risk. Each Fund seeks to track an index maintained by a third party provider unaffiliated with the Funds, the Adviser, or Sub-Adviser. There can be no guarantee or assurance that the methodology used by the third party provider to create the index will result in the Funds achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying the index or the daily calculation of the index will be free from error. It is also possible that the value of the index may be subject to intentional manipulation by third-party market participants. The particular indices used by the Funds may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Funds.

Industry Concentration Risk. A Fund’s investments will be concentrated in an industry or group of industries to the extent the Underlying Index is so concentrated. In such an event, the value of the Fund’s Shares may rise and fall more than the value of shares that are invested in securities or financial instruments of companies that encompass a broader range of industries. . The performance of a Fund if it invests a significant portion of its assets in a particular sector or industry may be closely tied to the performance of companies in a limited number of sectors or industries. Companies in a single sector often share common characteristics, are faced with the same obstacles, issues and regulatory burdens and their securities may react similarly to adverse market conditions. The price movements of investments in a particular sector or industry may be more volatile than the price movements of more broadly diversified investments.

Intellectual Property Risk. The Funds rely on licenses that permit the Adviser and the Sub-Adviser to use the Underlying Indices and associated trade names, trademarks and service marks, as well as the Partner Nonprofits’ names and logos (the “Intellectual Property”) in connection with the investment strategies of each respective Fund and/or in marketing and other materials for each Fund. Such licenses may be terminated, and, as a result, the relevant Fund may lose its ability to use the Intellectual Property. In the event a license is terminated or the license provider does not have rights to license the Intellectual Property, the operations of such Fund may be adversely affected.

Limited Fund Size Risk. The Funds may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If a Fund fails to achieve sufficient scale, it may be liquidated.

Management Risk. Management risk is the risk associated with the fact that the Funds rely on the Adviser’s and Sub-Adviser’s ability to achieve its investment objective. The Adviser or the Sub-Adviser has limited personnel and financial resources and the Sub-Adviser is a nonprofit organization. The relative lack of resources may increase the Funds’ management risk. In addition, the NACP ETF is subject to potential trading-related challenges faced by the Adviser.

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Market Events Risk. A Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities and other financial instruments. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation (or expectations of inflation), deflation (or expectations of deflation), changes in the actual or perceived creditworthiness of issuers, general market liquidity, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and between Israel and Hamas in the Middle East could have severe adverse effects on the related region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These conflicts have contributed to recent market volatility and may continue to do so.

Mid-Cap Company Risk. Investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Passive Investment Risk. The Funds are not actively managed and may be affected by a general decline in market segments included in the applicable Underlying Indices. The Funds invest in securities included in, or representative of, each Fund’s respective Underlying Index regardless of such securities’ investment merits. Each Fund will likely lose value to the extent that the applicable Underlying Index loses value. The Adviser or the Sub-Adviser does not attempt to take defensive positions under any market conditions, including during declining markets.

Small-Cap Company Risk. Investing in the securities of small-cap companies may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Tracking Error Risk. Imperfect correlation between a Fund’s portfolio securities and those in the applicable Underlying Indices, rounding of prices, changes to the Underlying Indices and regulatory requirements may cause tracking error, which is the divergence of a Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because a Fund incurs fees and expenses, while its Underlying Index does not. For example, a Fund incurs a number of operating expenses not applicable to its Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing such Fund’s securities holdings to reflect changes in the composition of its Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created creation units. Because a Fund bears the costs and risks associated with buying and selling securities while such costs are not factored into the return of its Underlying Index, such Fund’s returns may deviate significantly from the return of its Underlying Index. Because the Funds each employ a representative sampling strategy, the Funds may experience tracking error to a greater extent than funds that seeks to replicate an index. The Adviser or the Sub-Adviser may not be able to cause a Fund’s performance to correlate to that of such Fund’s benchmark, either on a daily or aggregate basis. Because the Underlying Index rebalances quarterly but a Fund is not obligated to do the same, the risk of tracking error may increase following the rebalancing of such Fund’s Underlying Index.

PORTFOLIO HOLDINGS INFORMATION

A description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available (i) in the Statement of Additional Information (“SAI”) and (ii) on the Funds’ website at www.impactetfs.org.

MANAGEMENT

Investment Adviser

Tidal Investments LLC (the “Adviser”), a Tidal Financial Group company, serves as the investment adviser to the Funds. The Adviser, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, is an SEC-registered investment adviser and a Delaware limited liability company. The Adviser was founded in March 2012, and is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of August 31, 2024, the Adviser had assets under management of approximately $19.06 billion and served as the investment adviser or sub-adviser for 218 registered funds.

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Under the Advisory Agreement (as defined below), the Adviser has responsibility for overseeing the management and business affairs of the Funds. The Adviser places securities (and financial instrument) trades and selects the broker-dealers to effect those trades on behalf of the Funds. In addition, the Adviser is responsible for oversight of the Sub-Adviser solely in its capacity as investment sub-adviser to the Funds.

For the services provided to the Funds, the Funds pay the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate set forth in the table below based on each Fund’s average daily net assets.

Fund Name	Unitary Management Fee
Impact Shares NAACP Minority Empowerment ETF	0.49%
Impact Shares YWCA Women’s Empowerment ETF	0.75%

Under the Advisory Agreement, in exchange for a single unitary management fee from a Fund, the Adviser has agreed to pay all expenses incurred by such Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unitary management fee payable to the Adviser (collectively, the “Excluded Expenses”)

Sub-Adviser

Impact Shares, Corp. (the “Sub-Adviser”) serves as the investment sub-adviser to the Funds. The address of the Sub-Adviser is 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225. The Sub-Adviser provides the day-to-day management of each Fund’s portfolio of securities and conducting investment research. Organized in February 2014, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Sub-Adviser is an ETF sponsor and investment manager that is creating a platform for clients seeking maximum social impact with market returns. As of August 31, 2024, the Sub-Adviser had approximately $100 million in assets under management.

For its services, the Sub-Adviser is paid a fee by the Adviser, which is calculated daily and paid monthly, at an annual rate set forth in the table below based on each Fund’s average daily net assets.

Fund Name	Sub-Advisory Fee
Impact Shares NAACP Minority Empowerment ETF	0.01%
Impact Shares YWCA Women’s Empowerment ETF	0.01%

The Sub-Adviser goal is to build a capital markets bridge between leading nonprofits, investors and corporate America to direct capital and social engagement on societal priorities.

The Sub-Adviser is a tax-exempt organization under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”). With respect to each Fund, the Sub-Adviser intends to make charitable contributions to each Fund’s relevant Partner Nonprofit equal to the excess, if any, of the Sub-Adviser’s fees and profit share with respect to the relevant Fund over the Sub-Adviser’s operating expenses and a reserve for working capital. The Sub-Adviser’s intent is to provide financial support to further the causes championed by each Partner Nonprofit. Due to the relatively small size of each the Funds, the Sub-Adviser’s fees and profit share with respect to each Fund have not yet exceeded its related operating expenses. Accordingly, the Sub-Adviser has not yet made any such charitable contributions. There can be no assurance that the Sub-Adviser’s fees and profit share with respect to a Fund will exceed operating expenses in the future. For additional information see “Partner Nonprofits,” below.

A discussion regarding the basis for the Board’s approval of the Funds’ Advisory Agreement and Sub-Advisory Agreement is available in the Funds’ December 31, 2023 semi-annual report to shareholders.

Portfolio Managers

Ethan Powell, of the Sub-Adviser, and Qiao Duan and Charles A. Ragauss, portfolio managers for the Advsier, are jointly and primarily responsible for the day-to-day management of the Funds. Ms. Duan and Mr. Ragauss are responsible for trading execution and trade compliance.

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Ethan Powell, President, Portfolio Manager of the Sub-Adviser

Mr. Powell has spent over two decades in financial services, primarily working with alternative fund strategies. Ethan incorporated Impact Shares Corp in 2014 and left his previous employer to focus on building and growing Impact Shares in 2016. Additionally, Ethan serves as the Chairman of the board for a $4 billion mutual fund complex and was a finalist for 2016 mutual fund director of the year. Mr. Powell is also a principal and Chief Investment Officer at Brookmont Capital Management LLC. Previously, Mr. Powell was the Chief of Product and Strategy at Highland Capital Management Fund Adviser, L.P. In this role he was responsible for evaluating and optimizing the registered product lineup offered by Highland. Mr. Powell also served as the portfolio manager of the Highland ETFs and worked with other portfolio managers and wholesalers on the appropriate positioning of these ETF strategies in the marketplace. Prior to joining Highland in April 2007, Mr. Powell spent most of his career with Ernst & Young LLP providing audit and merger and acquisition services. Mr. Powell received an MS in Management Information Systems and a BS in Accounting from Texas A&M University. Mr. Powell has earned the right to use the Chartered Financial Analyst designation and is licensed.

Qiao Duan, CFA, of the Adviser

Qiao Duan serves as Portfolio Manager at the Adviser, having joined the firm in October 2020. From February 2017 to October 2020, she was an execution Portfolio Manager at Exponential ETFs, where she managed research and analysis relating to all Exponential ETF strategies. Ms. Duan previously served as a portfolio manager for the Exponential ETFs from their inception in May 2019 until October 2020. Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.

CFA® is a registered trademark owned by the CFA Institute.

Charles Ragauss, CFA, of the Adviser

Mr. Ragauss serves as Portfolio Manager at the Adviser, having joined the firm in September 2020. Mr. Ragauss previously served as Chief Operating Officer and in other roles at CSat Investment Advisory, L.P. from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

The Funds’ SAI provides additional information about each Portfolio Manager’s compensation structure, other accounts that each Portfolio Manager manages, and each Portfolio Manager’s ownership of Shares.

Sponsorship Agreement

The Adviser has entered into a fund sponsorship agreement with the Sub-Adviser (the “Fund Sponsorship Agreement”) pursuant to which the Sub-Adviser is a sponsor to the Funds. Every month, unitary management fees for the Funds are calculated and paid to the Adviser, and the Adviser retains a portion of the unitary management fees from the Funds. After the Adviser has recouped a certain level of costs, the Adviser has agreed to pay the Sub-Adviser a portion of any remaining profits generated by the unitary management fee for the Funds.

If the amount of the unitary management fees for the Funds exceeds the combination of: (i) the Fund’s operating expenses (including the sub-advisory fee payable to the Sub-Adviser under the Sub-Advisory Amendment) and (ii) the Adviser- retained amount; that excess amount is considered “remaining profit.” In that case, once the Adviser has recovered a certain level of costs, the Adviser will pay a portion of the remaining profits to the Sub-Adviser. During months when the funds generated by the unitary management fee are insufficient to cover the entire sub-advisory fee, that fee is automatically waived (and such waiver is not subject to recoupment).

PARTNER NONPROFITS OF THE EQUITY ETFS

As discussed above, the Sub-Adviser intends to make charitable contributions to the Funds’ partner nonprofits (the “Partner Nonprofits”) equal to the excess, if any, of the Sub-Adviser’s fees and share of profits under the Fund Sponsorship Agreement with respect to the relevant Fund over the Sub-Adviser’s operating expenses and a reserve for working capital. The Sub-Adviser’s intent is to provide financial support to further the causes championed by each Partner Nonprofit. Due to the relatively small size of each Fund, the Sub-Adviser’s fees and share of profits with respect to each Fund have not yet exceeded its related operating expenses. Accordingly, the Sub-Adviser has not yet made any such charitable contributions. There can be no assurance that the Sub-Adviser’s fees and share of profits with respect to a Fund will exceed operating expenses in the future.

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The Partner Nonprofit for the Impact Shares NAACP Minority Empowerment ETF and the Impact Shares YWCA Women’s Empowerment ETF is or will be tax-exempt under Section 501(c)(3) of the Internal Revenue Code. Each Partner Nonprofit has entered into a license agreement (a “License Agreement”) with the Sub-Adviser. Pursuant to the relevant License Agreement, each Partner Nonprofit will grant the Sub-Adviser a license permitting the applicable Fund to use the applicable Partner Nonprofit’s name and logo. The Sub-Adviser will pay a license fee to the Partner Nonprofit on a quarterly basis. Each Partner Nonprofit will identify and compile certain social criteria to be incorporated into the applicable Fund’s “social screen” – criteria that seek to measure corporate performance against a range of social impact benchmarks relevant to each Fund. The Partner Nonprofits will not: (i) select any individual companies for inclusion or exclusion from the Underlying Indices or (ii) have any right to approve or modify the Indices, once constructed. The Partner Nonprofits will not have any influence on the day-to-day operations of the Funds or the Adviser’s or Impact Share’s management of the Funds. The Partner Nonprofits will not provide any investment advisory services to the Adviser, the Sub-Adviser, the Funds or any potential or current investors in the Funds. The Partner Nonprofits will have no equity ownership or other financial interest in either the Adviser or the Sub-Adviser. Each Fund’s right to use the name and logo of its Partner Nonprofit would terminate in the event that such Fund’s Investment Advisory Agreement is terminated.

About the NAACP

Founded on February 12, 1909, the NAACP is the nation’s oldest, largest and most widely recognized grassroots-based civil rights organization. Its more than half-million members and supporters throughout the United States and the world are the premier advocates for civil rights in their communities, campaigning for equal opportunity and conducting voter mobilization. The NAACP seeks:

●	To ensure the political, educational, social, and economic equality of all citizens;

●	To achieve equality of rights and eliminate race prejudice among the citizens of the United States;

●	To remove all barriers of racial discrimination through democratic processes;

●	To seek enactment and enforcement of federal, state, and local laws securing civil rights;

●	To inform the public of the adverse effects of racial discrimination and to seek its elimination; and

●	To educate persons as to their constitutional rights and to take all lawful action to secure the exercise thereof, and to take any other lawful action in furtherance of these objectives, consistent with the NAACP’s Articles of Incorporation and this Constitution.

Shares of the Impact Shares NAACP Minority Empowerment ETF are not sponsored, endorsed or promoted by NAACP. NAACP makes no representation or warranty, express or implied, to the owners of shares of this Fund or any member of the public regarding the ability of this Fund to track the performance of its Underlying Index or the ability of its Underlying Index to meet or exceed stock market performance. NAACP has no obligation or liability in connection with the administration, marketing or trading of shares of this Fund. NAACP is not an investment adviser. Inclusion of a security within this Fund’s Underlying Index is not a recommendation by NAACP to buy, sell or hold such security, nor is it considered to be investment advice. NAACP does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein.

About YWCA USA

Founded in 1858 as a voice for women’s issues, YWCA USA represents 213 YWCA associations in 46 States and the District of Columbia. Each year YWCAs serves over 2 million women and children in over 1200 communities across the United States. For over 160 years YWCA has delivered social impact through its many direct services and community-based programs. YWCA USA is dedicated to eliminating racism, empowering women and promoting peace, freedom and dignity for all. YWCA USA focuses its mission-driven work to achieve three signature outcomes:

●	Increasing equal protection and equal opportunities, paying close attention to the intersectionality of race and gender;

●	Increasing economic opportunities for women and girls throughout the US, especially communities of color, recognizing the importance of the race and gender inequities that exist for historically disenfranchised and contemporarily marginalized communities; and

●	Improving the disproportionately negative health and safety outcomes for women and girls by increasing and improving access to high quality health and safety resources and support systems.

The role of the YWCA is similar to that of an advisory board in that it has no power to determine that any security or other investment shall be purchased or sold by the Impact Shares YWCA Women’s Empowerment ETF.

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Shares of the Impact Shares YWCA Women’s Empowerment ETF (the “Fund”) are not sponsored, endorsed or promoted by YWCA USA, Inc. or any of its affiliates or local associations (“YWCA”). YWCA makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the ability of the Fund to track the performance of the Morningstar® Women’s Empowerment Index (“Underlying Index”) or the ability of the Underlying Index to meet or exceed stock market performance. YWCA has no obligation or liability in connection with the administration, marketing or trading of shares of the Fund. YWCA is not an investment adviser. Inclusion of a security within the Underlying Index is not a recommendation by YWCA to buy, sell or hold such security, nor is it considered to be investment advice. YWCA does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein.

HOW TO BUY AND SELL SHARES

Each Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from a Fund, and only APs may tender their Shares for redemption directly to the Funds, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by a Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

In order to purchase Creation Units of a Fund, an AP must generally deposit a designated portfolio of equity securities (the “Deposit Securities”) and/or a designated amount of U.S. cash. Purchases and redemptions of Creation Units primarily with cash, rather than through in-kind delivery of portfolio securities, may cause the Funds to incur certain costs. These costs could include brokerage costs or taxable gains or losses that it might not have incurred if it had made redemption in-kind. These costs could be imposed on a Fund, and thus decrease the Fund’s NAV, to the extent that the costs are not offset by a transaction fee payable by an AP. Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the applicable Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” through your brokerage account.

Frequent Purchases and Redemptions of Shares

None of the Funds imposes any restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by a Fund’s shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with a Fund, are an essential part of the ETF process and help keep Share trading prices in line with the NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, each Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by such Fund in effecting trades. In addition, the Funds and the Adviser reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

Each Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for regular business. The NAV for the Funds is calculated by dividing such Fund’s net assets by its Shares outstanding.

In calculating its NAV, each Fund generally value its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security or other asset held by a Fund or is determined to be unreliable, the security or other asset will be valued at fair value estimates under guidelines established by the Adviser (as described below).

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Fair Value Pricing

The Board has designated the Adviser as the “valuation designee” for the Fund under Rule 2a-5 of the 1940 Act, subject to its oversight. The Adviser has adopted procedures and methodologies, which have been approved by the Board, to fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) an investment has been delisted or has had its trading halted or suspended; (ii) an investment’s primary pricing source is unable or unwilling to provide a price; (iii) an investment’s primary trading market is closed during regular market hours; or (iv) an investment’s value is materially affected by events occurring after the close of the investment’s primary trading market. Generally, when fair valuing an investment, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the investment, general and/or specific market conditions, and the specific facts giving rise to the need to fair value the investment. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Adviser’s valuation procedures. The Adviser will fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the investment upon the sale of such investment.

Investments by Other Registered Investment Companies in the Funds

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions of rules under the 1940 Act, including that such investment companies enter into an agreement with the Fund.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Funds intend to pay out dividends and interest income, if any, annually, and distribute any net realized capital gains to its shareholders at least annually.

The Funds will declare and pay income and capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

Each Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when a Fund makes distributions, when you sell your Shares listed on the applicable Exchange, and when you purchase or redeem Creation Units (institutional investors only).

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this Prospectus. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

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Taxes on Distributions. For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income or qualified dividend income. Taxes on distributions of net capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned their Shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by such Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions of short-term capital gain will generally be taxable to shareholders as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided certain holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by such Fund from U.S. corporations, subject to certain limitations.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from a Fund.

In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). Each Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of shares of a Fund is includable in such shareholder’s investment income for purposes of this NII tax.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Funds may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Funds may be required to withhold a generally nonrefundable 30% tax on (i) distributions of net investment income and paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the Internal Revenue Service (“IRS”) the identity of certain of its account-holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

Each Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that they are not subject to such withholding.

Taxes When Shares are Sold on an Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares of a Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of substantially identical Shares.

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Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year and as a short-term capital gain or loss if such Shares have been held for one year or less.

The Funds may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Funds may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Funds to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, a Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to foreign, state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

DISTRIBUTION

Foreside Fund Services, LLC (the “Distributor”), the Funds’ distributor, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

The Board has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Funds are authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares.

No Rule 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of assets of the respective Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often Shares of the Funds traded on the applicable Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of such Fund can be found on the Funds’ website at. www.impactetfs.org

ADDITIONAL NOTICES

Shares are not sponsored, endorsed, or promoted by an Exchange. The Exchanges are not responsible for, nor has any Exchange participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. An Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares. Without limiting any of the foregoing, in no event shall any Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser, Sub-Adviser, and the Funds make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in any Fund particularly.

The Third Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Fund’s Trustees. The Declaration of Trust details various information, certifications, undertakings and acknowledgments that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The Declaration of Trust further provides that shareholders owning Shares representing no less than a majority of the Fund’s outstanding shares must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose. The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any Fund, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of the Fund, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the Fund, generally. Under the Declaration of Trust, a shareholder bringing a direct claim must be a shareholder of the Fund with respect to which the direct action is brought at the time of the injury complained of or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time. The Declaration of Trust further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. These provisions do not apply to claims brought under the federal securities laws.

The Declaration of Trust also requires that actions by shareholders against the Fund be brought exclusively in a federal or state court located within the State of Delaware. This provision will not apply to claims brought under the federal securities laws. Limiting shareholders’ ability to bring actions only in courts located in Delaware may cause shareholders economic hardship to litigate the action in those courts, including paying for travel expenses of witnesses and counsel, requiring retaining local counsel, and may limit shareholders’ ability to bring a claim in a judicial forum that shareholders find favorable for disputes, which may discourage such actions.

INDEX PROVIDER FOR THE EQUITY ETFS

The Index Provider for the Funds shall not be liable (whether in negligence or otherwise) to the parties or any other person for any error in the applicable Underlying Index, and the Index Provider is under no obligation to advise the parties or any person of any error therein. The Index Provider makes no representation whatsoever, whether express or implied, as to the advisability of purchasing or selling the Funds, the ability of the Underlying Indices to track relevant markets’ performances, or otherwise relating to the Underlying Indices or any transaction or product with respect thereto, or of assuming any risks in connection therewith. The Index Provider has no obligation to take the needs of any party into consideration in determining, composing or calculating the Underlying Indices. No party purchasing or selling the Funds, nor the Index Provider, shall have any liability to any party for any act or failure to act by the Index Provider in connection with the determination, adjustment, calculation or maintenance of the Underlying Indices. The Index Provider and its affiliates may deal in any obligations that compose the Underlying Indices, and may, where permitted, accept deposits from, make loans or otherwise extend credit to, and generally engage in any kind of commercial or investment banking or other business with the issuers of such obligations or their affiliates, and may act with respect to such business as if the Underlying Indices did not exist, regardless of whether such action might adversely affect the Underlying Indices or the Funds.

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Morningstar, Inc. (“Morningstar”) is the Index Provider to the Funds. Morningstar is a provider of independent investment research in North America, Europe, Australia, and Asia. The company offers an extensive line of products and services for individual investors, financial advisors, asset managers, retirement plan providers and sponsors, and institutional investors in the private capital markets. Morningstar provides data and research insights on a wide range of investment offerings, including managed investment products, publicly listed companies, private capital markets, and real-time global market data. Morningstar also offers investment management services through its investment advisory subsidiaries, with more than $200 billion in assets under advisement and management as of December 31, 2017. The company has operations in 27 countries. Morningstar is not affiliated with the Trust, the Adviser, the Sub-Adviser, or the Distributor. SPDJ is the calculation agent for each Underlying Index. SPDJ is not affiliated with Morningstar, the Trust, the Adviser, the Sub-Adviser or the Distributor, or any of their respective affiliates.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand each Fund’s performance for its fiscal periods of operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for fiscal years June 30, 2023 and 2024 has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm,whose report, along with the Fund’s financial statements, is included in the Fund’s annual report. The information for the prior fiscal years or periods was audited by a different independent registered public accounting firm. You may request a copy of each Fund’s annual report at no charge by calling (844) 954-7733 or through the Fund’s website at www.impactetfs.org.

 29

Tidal Trust III

Financial Highlights

Selected Per Share Data & Ratios

For the year ended June 30,

For a Share Outstanding Throughout the Year

	Net Asset Value, Beginning of Year ($)	Net Investment Income ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distributions from Net Investment Income ($)	Distributions from Net Realized Capital Gains ($)	Total Distributions ($)	Net Asset Value, End of Year ($)	Market Price, End of Year (Unaudited) ($)	Total Return(%)(1)	Net Assets End of Year ($) (000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)(2)
Impact Shares YWCA Women’s Empowerment ETF
2024	30.63	0.33	5.63	5.96	(0.33)	(0.27)	(0.60)	35.99	36.02	19.64	55,780	0.75		1.01	33
2023	27.97	0.35	4.63	4.98	(0.34)	(1.98)	(2.32)	30.63	30.67	19.16	40,588	0.75		1.22	17
2022	32.85	0.27	(3.99)	(3.72)	(0.27)	(0.89)	(1.16)	27.97	27.92	(11.98)	30,069	0.75		0.83	36
2021	22.81	0.21	11.59	11.80	(0.47)	(1.29)	(1.76)	32.85	32.88	52.85	29,562	0.75	(3)	0.73	39
2020	20.63	0.28	2.16	2.44	(0.26)	—	(0.26)	22.81	22.77	11.92	7,414	0.75	(4)	1.30	47
Impact Shares NAACP Minority Empowerment ETF
2024	31.61	0.42	7.86	8.28	(0.44)	—	(0.44)	39.45	39.49	26.38	47,336	0.49		1.22	37
2023	27.64	0.40	4.63	5.03	(0.40)	(0.66)	(1.06)	31.61	31.65	18.90	45,051	0.49		1.41	9
2022	32.69	0.33	(4.25)	(3.92)	(0.32)	(0.81)	(1.13)	27.64	27.70	(12.70)	35,236	0.49		1.00	35
2021	23.17	0.30	9.68	9.98	(0.35)	(0.11)	(0.46)	32.69	32.76	43.35	31,875	0.50	(5)	1.03	49
2020	21.16	0.28	1.97	2.25	(0.24)	—	(0.24)	23.17	23.23	10.71	5,792	0.75	(4)	1.27	25

Amounts designated as “-” are $0.

*	Per share data calculated using average shares method.
(1)	Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(2)	Portfolio turnover rate is for the period indicated and has not been annualized. Excludes effect of in-kind transfers.
(3)	The ratio of Expenses to Average Net Assets includes the voluntary expense reimbursements. If these reimbursements were excluded, the ratio would have been 0.86% for the year ended June 30, 2021.
(4)	The ratio of Expenses to Average Net Assets includes the voluntary expense reimbursements. If these reimbursements were excluded, the ratio would have been 1.11% for the year ended June 30, 2020.
(5)	The ratio of Expenses to Average Net Assets includes the voluntary expense reimbursements. If these reimbursements were excluded, the ratio would have been 0.61% for the year ended June 30, 2021.

 30

  Unity Wealth Partners Dynamic Capital Appreciation & Options ETF

Adviser	Tidal Investments LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204	Sub-Adviser	Impact Shares, Corp. 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Administrator	Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204
Custodian	U.S. Bank National Association 1555 N. Rivercenter Dr. Milwaukee, Wisconsin 53212	Independent Registered Public Accounting Firm	Cohen & Company, Ltd., 342 North Water Street, Suite 830 Milwaukee, Wisconsin 53202
Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202	Legal Counsel	Sullivan & Worcester LLP 1251 Avenue of the Americas New York, NY 10020

Investors may find more information about the Fund in the following documents:

Statement of Additional Information: The Fund’s SAI provides additional details about the investments of the Fund and certain other additional information. A current SAI dated October 28, 2024, as supplemented from time to time, is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance after the first fiscal year the Fund is in operation.

When available, you can obtain free copies of these documents, request other information or make general inquiries about the Fund by contacting the Fund at Impact Shares, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (844) 954-7733.

Shareholder reports, the Fund’s current Prospectus and SAI and other information about the Fund will be available:

●	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

●	Free of charge from the Fund’s Internet website at www.impactetfs.org; or

●	For a duplicating fee, by e-mail request to publicinfo@sec.gov.

(SEC Investment Company Act File No. 811-23312)

Impact Shares NAACP Minority Empowerment ETF (NACP) Impact Shares YWCA Women’s Empowerment ETF (WOMN)

listed on NYSE Arca, Inc

STATEMENT OF ADDITIONAL INFORMATION

October 28, 2024

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for the Impact Shares NAACP Minority Empowerment ETF (NACP) and Impact Shares YWCA Women’s Empowerment ETF (WOMN) (each a “Fund” and together, the “Funds”), each a series of Tidal Trust III (the “Trust”), dated October 28, 2024, as may be supplemented from time to time (the “Prospectus”). Capitalized terms used in this SAI that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge, by calling the Funds at (844) 954-7733, visiting www.impactetfs.org or writing to the Funds at Impact Shares, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Each Fund’s audited financial statements for the most recent fiscal year are incorporated into this SAI by reference to such Fund’s most recent Annual Report to Shareholders (File No. 811- 23312). A copy of each Fund’s Annual Report  to Shareholders may be obtained at no charge by contacting the Funds at the address or phone number noted above.

GENERAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company consisting of multiple series, including the Funds. This SAI relates to the Impact Shares NAACP Minority Empowerment ETF (NACP) and Impact Shares YWCA Women’s Empowerment ETF (WOMN). The Trust was organized as a Delaware statutory trust on May 19, 2016. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company and the offering of each Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”). Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Funds. Impact Shares Corp. (the “Sub-Adviser”) serves as investment sub-adviser to each Fund.

Each Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Funds generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on NYSE Arca, Inc (the “Exchange”). Shares of each Fund trade on the Exchange at market prices that may differ from the Shares’ respective NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. As a practical matter, only institutions or large investors, known as “Authorized Participants” or “APs,” purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not individually redeemable.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS

Each Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

With respect to a Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Diversification

Each Fund is “diversified” within the meaning of the 1940 Act. Under applicable federal laws, to qualify as a diversified fund, a Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer, other than investments in cash and cash items (including receivables), U.S. government securities, and securities of other investment companies. The remaining 25% of a Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of each Fund’s holdings is measured at the time the Fund purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.

In addition, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the Code, and to relieve such Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of each Fund and may make it less likely that a Fund will meet its investment objectives. See “Federal Income Taxes” in this SAI for further discussion.

General Risks

The value of a Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in a Fund could lose money over short or long periods of time.

There can be no guarantee that a liquid market for the securities held by a Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Cyber Security Risk. Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Funds or the Adviser, the Sub-Adviser, Custodian (defined below), Transfer Agent (defined below), intermediaries or other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact each Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Funds to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such portfolio companies to lose value.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices and associated risk factors. The Funds may invest in any of the following instruments or engage in any of the following investment practices only if such investment or activity is consistent with such Fund’s investment objective and permitted by such Fund’s stated investment policies. In addition, certain of the techniques and investments discussed in this SAI are not principal strategies of the Funds as disclosed in the Prospectus, and while such techniques and investments are permissible for a Fund to utilize, such Fund is not required to utilize such non-principal techniques or investments.

Borrowing

Although the Funds do not intend to borrow money, a Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund may borrow up to one-third (1/3) of its total assets. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Funds also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Equity Securities

Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in a Fund’s portfolio may also cause the value of the Fund’s Shares to decline.

An investment in the Funds should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of a Fund’s portfolio securities and therefore a decrease in the value of Shares of a Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Types of Equity Securities:

Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Smaller Companies. The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- or mid-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.

Tracking Stocks. The Funds may invest in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

When-Issued Securities. A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When a Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Rule 18f-4 under the 1940 Act permits the Funds to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4.

Convertible Securities

A Fund, subject to its investment strategies and policies, may invest in preferred stocks or fixed-income securities which are convertible into common stock. Convertible securities are securities that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, a Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege). A Fund may attempt to hedge certain of its investments in convertible debt securities by selling short the issuer’s common stock

Initial Public Offerings (“IPOs”)

Each Fund may, on a limited basis, participate in IPOs. The market value of IPO shares may fluctuate considerably and is often subject to speculative trading due to factors such as the absence of a prior public market, unseasoned trading, a smaller number of shares available for trading and limited information available about the issuer, its business model, the quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Such stocks may have exhibited price appreciation in connection with the IPO that is not sustained, and it is not uncommon for stocks to decline in value in the period following the IPO. Additionally, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Real Estate Investment Trusts (“REITs”)

A U.S. REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and, in general, distribute annually 90% or more of its taxable income (other than net capital gains) to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings (e.g., commercial equity REITs and residential equity REITs); a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which a Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Code or fail to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Master Limited Partnerships (“MLPs”)

MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

MLPs are generally treated as partnerships for U.S. federal income tax purposes. When a Fund invests in the equity securities of a MLP or any other entity that is treated as a partnership for U.S. federal income tax purposes, the Fund will be treated as a partner in the entity for tax purposes. Accordingly, in calculating a Fund’s taxable income, it will be required to take into account its allocable share of the income, gains, losses, deductions, and credits recognized by each such entity, regardless of whether the entity distributes cash to the Fund. Distributions from such an entity to a Fund are not generally taxable unless the cash amount (or, in certain cases, the fair market value of marketable securities) distributed to the Fund exceeds the Fund’s adjusted tax basis in its interest in the entity. In general, a Fund’s allocable share of such an entity’s net income will increase the Fund’s adjusted tax basis in its interest in the entity, and distributions to the Fund from such an entity and the Fund’s allocable share of the entity’s net losses will decrease the Fund’s adjusted basis in its interest in the entity, but not below zero. A Fund may receive cash distributions from such an entity in excess of the net amount of taxable income the Fund is allocated from its investment in the entity. In other circumstances, the net amount of taxable income a Fund is allocated from its investment in such an entity may exceed cash distributions received from the entity. Thus, a Fund’s investments in such an entity may lead the Fund to make distributions in excess of its earnings and profits, or the Fund may be required to sell investments, including when not otherwise advantageous to do so, to satisfy the distribution requirements applicable to RICs under the Code.

Depreciation or other cost recovery deductions passed through to a Fund from any investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to a Fund’s shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held Shares in the Fund at the time the deductions were taken, and even though those shareholders may not have corresponding economic gain on their Shares at the time of the recapture. To distribute recapture income or to fund redemption requests, a Fund may need to liquidate investments, which may lead to additional taxable income.

Foreign Securities

Each Fund may invest directly in foreign securities or have indirect exposure to foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards, and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than exists in the United States. Interest and dividends paid by foreign issuers as well as gains or proceeds realized from the sale or other disposition of foreign securities may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to a Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, the imposition of economic sanctions, confiscatory taxation, political, economic or social instability, or diplomatic developments that could affect assets of a Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Decreases in the value of currencies of the foreign countries in which a Fund may invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which a Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Investing in emerging markets can have more risk than investing in developed foreign markets. The risks of investing in these markets may be exacerbated relative to investments in foreign markets. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, and restrictions on foreign ownership of local companies. In addition, emerging markets may impose restrictions on a Fund’s ability to repatriate investment income or capital and, thus, may adversely affect the operations of the Fund. Certain emerging markets may impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar. For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on a Fund.

Depositary Receipts

To the extent a Fund invests in stocks of foreign corporations, the Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States.

Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

A Fund will not invest in any unlisted depositary receipts or any depositary receipt that is deemed to be illiquid or for which pricing information is not readily available. In addition, all depositary receipts generally must be sponsored. However, a Fund may invest in unsponsored depositary receipts under certain limited circumstances. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the depositary receipts.

U.S. Government Securities

The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“FNMA”), the Government National Mortgage Association (“GNMA”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass- through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by the FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of the FNMA and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. As a result of this Agreement, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by the FNMA and Freddie Mac are protected.

On December 24, 2009, the U.S. Treasury amended the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. On August 17, 2012, the U.S. Treasury announced the Third Amendment to the Agreement that recalibrated the calculation of the quarterly dividends that Freddie Mac pays to the U.S. Treasury which eliminated the need for Freddie Mac circularly to borrow from the U.S. Treasury only then to pay dividends back to the U.S. Treasury. The Third Amendment suspended the periodic commitment fee for so long as the dividend amounts were based on net worth. The Third Amendment also eliminated the requirement that Freddie Mac obtain the U.S. Treasury’s consent for asset dispositions with a fair market value (individually or in aggregate) of less than $250 million, but required Freddie Mac to submit annual risk management plans to the U.S. Treasury. On December 21, 2017, a letter agreement between the U.S. Treasury and Freddie Mac changed the terms of the senior preferred stock certificates to permit Freddie Mac to retain a $3 billion capital reserve, quarterly. On September 30, 2019, the U.S. Treasury and the Federal Housing Finance Agency (FHFA), acting as Conservator to Freddie Mac, announced amendments to the senior preferred stock certificates that will permit Freddie Mac to retain earnings beyond the $3 billion capital reserves previously allowed through the letter agreements. Since January 6, 2014, FHFA has conducted an ongoing assessment of its obligations and statutory mandates in preparation for Freddie Mac’s eventual exit from conservatorship.

Illiquid Investments and Restricted Securities

Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. The 15% limits are applied as of the date such Fund purchases an illiquid investment. If, through the appreciation of illiquid investments or the depreciation of liquid investments, the Fund were to be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted investments which are not readily marketable, such Fund will take such steps as set forth in its procedures as adopted by the Board.

Each Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to such Fund’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities.

Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid investments may restrict the ability of such Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund has net redemptions, and could result in such Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by a Fund or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, such Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Fund may obtain access to material non-public information, which may restrict such Fund’s ability to conduct transactions in those securities.

Investment Company Securities

The Funds may invest in the securities of other investment companies, including money market funds and ETFs, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Investing in another pooled vehicle exposes the Funds to all the risks of that pooled vehicle. Pursuant to Section 12(d)(1), each Fund may invest in the securities of another investment company (the “acquired company”) provided that such Fund, immediately after such purchase or acquisition, does not own in the aggregate: (1) more than 3% of the total outstanding voting stock of the acquired company; (2) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (3) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

If a Fund invests in and, thus, is a shareholder of another investment company, such Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with its own operations.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Funds. The acquisition of Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act.

The Funds may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows a Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (1) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund; and (2) the sales load charged on Shares is no greater than the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Funds may also rely on Rule 12d1-4 under the 1940 Act, which provides an exemption from Section 12(d)(1) that allows a Fund to invest all of its assets in other registered funds, including ETFs, if such Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Money Market Funds

The Funds may invest in underlying money market funds that either seek to maintain a stable $1 NAV (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV market funds”). Although an underlying stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the Funds to lose money by investing in such a money market fund. Because the share price of an underlying variable NAV market fund will fluctuate, when a Fund sells the shares it owns they may be worth more or less than what such Fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

Other Short-Term Instruments

The Funds may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (1) shares of money market funds; (2) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities (including government-sponsored enterprises); (3) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits, and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (4) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service or “A-1” by S&P Global Ratings or, if unrated, of comparable quality as determined by the Adviser; (5) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (6) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Securities Lending

If approved by the Board, each Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current value of the securities loaned. A Fund may terminate a loan at any time and obtain the return of the securities loaned. A lending Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of a lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

Each Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for each Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to such Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, such Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Repurchase Agreements

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A “Business Day” is any day on which the New York Stock Exchange (“NYSE”) is open for regular trading. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund’s custodian bank until repurchased. No more than an aggregate of 15% of a Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of such Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Dollar Rolls

A dollar roll transaction involves a sale by a Fund of a security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. A dollar roll may be considered a borrowing giving rise to leverage. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but the assets collateralizing these securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional investments, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. Dollar rolls involve the risk that the market value of the securities subject to a Fund’s forward purchase commitment may decline below, or the market value of the securities subject to a Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the current sale portion of the transaction may be restricted.

Rule 18f-4 under the 1940 Act permits the Funds to invest in securities on a forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4.

Tax Risks

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-deferred retirement account or other tax-advantaged arrangement, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Shares.

Temporary Defensive Strategies

Under normal market conditions, each Fund will stay fully invested according to its principal investment strategies. For temporary defensive purposes during adverse market, economic, political, or other conditions, a Fund may invest up to 100% of its assets in cash or cash equivalents, such as U.S. Government obligations, investment grade debt securities and other money market instruments. Taking a temporary defensive position may result in a Fund not achieving its investment objective.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Funds. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of such Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Each Fund may not:

1.	Purchase any security that would cause the Fund to concentrate (invest 25% or more of its total assets) in securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries;

2.	Issue senior securities or borrow in excess of the amounts permitted by the 1940 Act;

3.	Underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the Securities Act;

4.	Purchase or sell real estate, except that the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it;

5.	Purchase or sell commodities or commodity contracts, but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

6.	Lend any property or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties (including the value of collateral received for loans of portfolio securities), but this limitation does not apply to the purchase of debt securities in which it is authorized to invest in accordance with its investment objective and policies or to repurchase agreements.[1]

7.	With respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (with the exception that this restriction does not apply to the Fund’s investments in the securities of the U.S. government, or its agencies or instrumentalities, or other investment companies).

With respect to Fundamental Investment Restriction number 6, the Funds have no current intention to engage in reverse repurchase agreements and securities lending, but the Funds may change this intention at any time without shareholder approval.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid investments will be observed continuously.

Non-Fundamental Investment Restrictions. The Funds are also subject to the following non-fundamental investment restrictions and policies that may be changed by the Board without shareholder approval. Each Fund may not:

1.	Acquire any illiquid securities if, as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments that are illiquid;

2.	Acquire securities of other investment companies, except as permitted by the 1940 Act (currently under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased, and may also invest in other investment companies pursuant to exemptions provided in or under the 1940 Act and in accordance with no-action positions of the staff of the SEC);

3.	Borrow on margin, notwithstanding fundamental investment restriction number 2, unless such activity is permitted by applicable law; and

4.	If the Fund is invested in by another series of the Trust in reliance on Section 12(d)(1)(G), it may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1) (G) of the 1940 Act.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that a Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange may, but is not required to, remove Shares of a Fund from the listing under any of the following circumstances: (1) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the Investment Company Act of 1940; (2) the Fund no longer complies with the Exchange’s requirements for Shares; or (3) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the Sub-Adviser, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of whom is discussed in greater detail in this Statement of Additional Information. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations. In addition, the Adviser provides regular reports on the investment strategy and performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

The full Board also receives reports from the Adviser as to investment risks of the Funds. In addition to these reports, from time to time the full Board receives reports from the Administrator and the Adviser as to enterprise risk management.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of each Fund’s investment management and business affairs are carried out by or through the Adviser, Sub-Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from a Fund’s and each other’s in the setting of priorities, the resources available, or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are five members of the Board, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”).

The Board is composed of a majority (60 percent) of Independent Trustees. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust, even though there is no Lead Independent Trustee. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute a majority of the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o Tidal Trust III, 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees(2)
Monica H. Byrd Born: 1979	Trustee	Indefinite Term; since August 2023	Chief Financial Officer of LFO Management, LLC (since 2019); Chief Financial Officer of Glencoe Capital/Stockwell Capital (2018 to 2019); Vice President Finance of Glencoe Capital/Stockwell Capital (2016 to 2018).	18	None
Pamela Cytron Born: 1966	Trustee	Indefinite Term; since August 2023	President, The Founder’s Arena (since 2023); CEO & Founder, Pendo Systems, Inc. (2020 to 2023); Non-executive Board advisor, RegAlytics (2021 to 2022).	18	Serves on the Boards of First Rate Inc. (since 2015); First Rate Ventures (since 2022); Privacy Lock (since 2022) (nonexecutive Board role); and World Technology Partners (since 2022) (Vice President). Served on the Board of Global Recovery Initiatives Foundation (2011 to 2022) (Chairman).
Lawrence Jules Born: 1968	Trustee	Indefinite Term; since August 2023	Vice President and Head Trader at 3Edge Asset Management LLC (since 2022); and Director and Head Trader at Charles Schwab Investment Management (2008 to 2022).	18	Serves as a director of the 600 Atlantic/Federal Reserve Bank of Boston Federal Credit Union
Interested Trustee(3)
Ethan Powell Born: 1975	Trustee	Indefinite Term; since May 2016	Principal and CIO of Brookmont Capital; President and Founder of Impact Shares LLC (“Impact Shares”) (since 2015); Trustee of the Highland and Nexpoint Fund Complex (since 2012); and Independent director of Kelly Strategic ETF Trust (Since 2022).	18	Serves as Independent Chairman of the Board of the Highland Fund Complex and the NexPoint Credit Strategies Fund Complex (collectively, 25 funds) and is a member of the Board of Kelly Strategic Management Fund
Guillermo Trias Born: 1976	Trustee; Chairman of the Board	Indefinite Term; Trustee since August 2023 and Chairman of the Board since May 2024	Co-Founder & CEO of the Tidal Financial Group of companies (since 2016).	18	Manager (director) of Tidal Investments LLC

(1)	The Trustees have designated a mandatory retirement age of 78, such that each Trustee, serving as such on the date he or she reaches the age of 78, shall submit his or her resignation not later than the last day of the calendar year in which his or her 78th birthday occurs.
(2)	All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act.
(3)	Mr. Powell is deemed to be an “interested person” of the Trust, as defined in the 1940 Act, because of his current affiliation with Impact Shares Corp., the Funds' sub-adviser. Mr. Trias is deemed an “interested person” of the Trust, as defined in the 1940 Act, because of his current affiliation with Tidal Investments LLC, the Funds’ investment adviser.

Individual Trustee Qualifications

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. The Board annually conducts a ’self-assessment’ wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Trust.

The Board has concluded that Ms. Byrd should serve as a Trustee because of her substantial financial services experience through her current position as CFO at LFO Management, LLC, as well as through former positions. Ms. Byrd, CPA serves as the Chairperson of the Audit Committee. The Board believes Ms. Byrd’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Ms. Cytron should serve as a Trustee because of her substantial executive experience through her current position as President of The Founder’s Arena and her former position as CEO & Founder, Pendo Systems, Inc., as well as through service on other boards. Ms. Cytron serves as the Chairperson of the Governance Committee. The Board believes Ms. Cytron experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Jules should serve as a Trustee because of his substantial financial services experience through his current position as Vice President and Head Trader at 3Edge Asset Management LLC, as well as through former positions. The Board believes Mr. Jules’ experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Powell should serve as a Trustee because of his substantial financial industry experience and his board service for other registered investment companies. The Board believes Mr. Powell’ experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Trias should serve as a Trustee because of his substantial financial industry experience, executive experience and administrative and managerial experience as CEO of Tidal Financial Group. The Board believes Mr. Trias’ experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Board Committees. The Board has established the following standing committees of the Board:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust and is chaired by an Independent Trustee. Ms. Byrd is chair of the Audit Committee, and she presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved written charter. The principal responsibilities of the Audit Committee include overseeing the Trust’s accounting and financial reporting policies and practices and its internal controls; overseeing the quality, objectivity and integrity of the Trust’s financial statements and the independent audits thereof; monitoring the independent auditor’s qualifications, independence, and performance; acting as a liaison between the Trust’s independent auditors and the full Board; pre-approving all auditing services to be performed for the Trust; reviewing the compensation and overseeing the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; pre-approving all permitted non-audit services (including the fees and terms thereof) to be performed for the Trust; pre-approving all permitted non-audit services to be performed for any investment adviser or sub-adviser to the Trust by any of the Trust’s independent auditors if the engagement relates directly to the operations and financial reporting of the Trust; meeting with the Trust’s independent auditors as necessary to (1) review the arrangement for and scope of the annual audits and any special audits, (2) discuss any matters of concern relating to each Fund’s financial statements, (3) consider the independent auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls and Trust management’s responses thereto, and (4) review the form of opinion the independent auditors propose to render to the Board and each Fund’s shareholders; discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of each Fund’s financial statements; and reviewing and discussing reports from the independent auditors on (1) all critical accounting policies and practices to be used, (2) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, (3) other material written communications between the independent auditor and management, including any management letter, schedule of unadjusted differences, or management representation letter, and (4) all non-audit services provided to any entity in the Trust that were not pre-approved by the Committee; and reviewing disclosures made to the Committee by the Trust’s principal executive officer and principal accounting officer during their certification process for each Fund’s Form N-CSR. As of the date of this SAI, the Audit Committee met one time with respect to the Funds.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially escalating further to other entities). As of the date of this SAI, the QLCC has not met with respect to the Trust.

Governance Committee. The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Governance Committee generally will not consider nominees recommended by shareholders. The Governance Committee is also responsible for, among other things, reviewing and making recommendations regarding Independent Trustee compensation and the Trustees’ annual “self-assessment.” Ms. Cytron is the chair of the Governance Committee. The Governance Committee meets periodically, as necessary, but at least annually. Because the Funds have not yet commenced operations, the Governance Committee has not yet met or taken any action with respect to the Funds as of the date of the SAI.

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o Tidal Trust III, 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, unless otherwise indicated. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Eric W. Falkeis Born: 1973	President	Indefinite term; since May 2024	Chief Executive Officer, Tidal ETF Services LLC (since 2018); President, Principal Executive Officer, President, Principal Executive Officer, Interested Trustee and Chairman of Tidal ETF Trust (since 2018); President, Principal Executive Officer, President, Principal Executive Officer, Interested Trustee and Chairman of Tidal Trust II (since 2022); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018).
Hatim Banaja Born: 1981	Vice President	Indefinite Term; since 2023	SVP of Operations (since 2024), Head of Strategic Projects, Tidal Financial Group (2024 to 2022); Global Head of Equity Client Solutions Business Development, Bank of America Corporate and Investment Bank (2019 to 2021); Global Equity Volatility Business Manager, JP Morgan Corporate and Investment Bank (2014 to 2019).
William H. Woolverton, Esq. Born: 1951	Chief Compliance Officer and AML Compliance Officer	Indefinite Term; since 2023	Chief Compliance Officer (since 2023), Compliance Advisor (2022 to 2023), Tidal Investments LLC; Chief Compliance Officer, Tidal ETF Services LLC (since 2022); Senior Compliance Advisor, ACA Global (2020 to 2022); Operating Partner, Altamont Capital Partners (private equity firm) (since 2021); Director, Hadron Specialty Insurance Company; Managing Director and Head of Legal - US, Waystone (global governance solutions) (2016 to 2019).
Aaron J. Perkovich Born: 1973	Treasurer	Indefinite Term; since 2023	SVP of Fund Administration (since 2024), Head of Fund Administration (2023 to 2024), Fund Administration Manager, (2022 to 2023), Tidal ETF Services LLC; Assistant Director Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).
Lissa M. Richter Born: 1979	Secretary	Indefinite Term; since 2023	VP of Fund Governance and Compliance (since 2024); ETF Regulatory Manager, (2021 to 2023) Tidal ETF Services LLC; Senior Paralegal, Rafferty Asset Management, LLC (2013 to 2020); Senior Paralegal, Officer, U.S. Bancorp Fund Services LLC, (2005 to 2013).

[1]	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors have been elected and qualified.

Trustee Ownership of Shares. Each Fund is required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

As of December 31, 2023, no Trustee owned shares of any series of the Trust.

Board Compensation

Each Independent Trustee receives $2,500 payable for each regular meeting attended and allocated among each fund in the Tidal Trust III Fund Complex. The Trust has no pension or retirement plan.

The following table shows the compensation earned by each Trustee for the Funds’ fiscal year ending June 30, 2024. Independent Trustee fees are an obligation of the Trust and are paid by the Adviser, as are other Trust expenses. The Trust pays the Adviser a unitary fee which the Adviser uses to pay Trust expenses. Trustee compensation shown below does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Aggregate Compensation From Funds	Total Compensation From Fund Complex Paid to Trustees
Interested Trustees
Ethan Powell	$0	$0
Guillermo Trias	$0	$0
Independent Trustees
Monica H. Byrd	$0	$15,000
Pamela Cytron	$0	$15,000
Lawrence Jules	$0	$15,000

PRINCIPAL SHAREHOLDERS, CONTROL PERSONS AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. As of September 30, 2024, to the best of the Trust’s knowledge, the following shareholders were considered to be principal shareholders of the Funds:

Impact Shares NAACP Minority Empowerment ETF

Name and Address	% of Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	33.60%	Record
National Financial Services LLC 245 Summer Street Boston, MA 02210	28.23%	Record
APEX Clearing Corporation 350 N. St. Paul Street, Suite 1300 Dallas, TX 75201	8.32%	Record

Impact Shares YWCA Women’s Empowerment ETF

Name and Address	% of Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	35.41%	Record
JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	20.37%	Record
National Financial Services LLC 245 Summer Street Boston, MA 02210	20.06%	Record

CODES OF ETHICS

The Trust, the Adviser, and the Sub-Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser, and the Sub-Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by a Fund (which may also be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Funds. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust, the Adviser, or the Sub-Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust, Adviser, or the Sub-Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be found on the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES

The Board has delegated the responsibility for voting proxies in respect of the Funds’ portfolio holdings to the Sub-Adviser, to vote the Funds’ proxies in accordance with the Sub-Advisers’ Proxy Voting Policy. The Board has approved the Proxy Voting Policy. Pursuant to the Proxy Voting Policy, the Sub-Adviser will vote proxies related to Fund securities in the best interests of the Funds and its shareholders. The Sub-Advisers’ Proxy Voting Policy is attached as Appendix A.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (844) 954-7733, (2) on the Fund’s website www.impactetfs.org. or (3) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISER

Tidal Investments LLC, a Tidal Financial Group company, located at 234 West Florida St, Suite 203, Milwaukee, Wisconsin 53204, serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds subject to the direction and oversight of the Board. Under the Advisory Agreement, the Adviser is also responsible for arranging sub-advisory, transfer agency, custody, fund administration and accounting, and other related services necessary for the Funds to operate. The Adviser is responsible for trading portfolio securities for the Funds, including selecting broker-dealers to execute purchase and sale transactions. The Adviser administers the Funds’ business affairs, provides office facilities and equipment and certain clerical, bookkeeping, and administrative services. Under the Advisory Agreement, in exchange for a single unitary management fee from each Fund, the Adviser has agreed to pay all expenses incurred by the Funds except for the Excluded Expenses, as defined in the Prospectus. For services provided to the Funds, the Funds pay the Adviser a unitary management fee, which is calculated daily and paid monthly, as shown in the table below:

Fund Name	Unitary Fee Rate
Impact Shares NAACP Minority Empowerment ETF	0.49%
Impact Shares YWCA Women’s Empowerment ETF	0.75%

The Advisory Agreement with respect to the Funds will continue in force for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Adviser or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Advisory Agreement automatically terminates on assignment and is terminable on 60-days’ written notice either by the Trust or the Adviser.

The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding, or sale of any security.

The table below shows management fees paid by the Funds to the Adviser for the periods indicated.

Management Fee
Impact Shares NAACP Minority Empowerment ETF(1)
For the fiscal year ended June 30, 2022	$252,236
For the fiscal year ended June 30, 2023	$254,613
For the fiscal year ended June 30, 2024 (fees paid to Impact Shares)	$138,013
For the fiscal year ended June 30, 2024 (fees paid to Tidal)	$71,958

Impact Shares YWCA Women’s Empowerment ETF(2)
For the fiscal year ended 2022	$182,310
For the fiscal year ended 2023	$187,355
For the fiscal year ended June 30, 2024 (fees paid to Impact Shares)	$76,151
For the fiscal year ended June 30, 2024 (fees paid to Tidal)	$276,915

(1)	Prior to January 29, 2024, Impact Shares served as investment adviser during each period indicated.

(2)	Prior to September 1, 2023, Impact Shares served as investment adviser during each period indicated.

INVESTMENT SUB-ADVISER

Impact Shares, Corp. (the “Sub-Adviser”), a Texas corporation located at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225, serves as investment sub-adviser to the Funds pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”). Ethan Powell, an interested Trustee, is the control person of the Sub-Adviser.   The Sub-Adviser is an ETF sponsor and investment manager that is creating a platform for clients seeking maximum social impact with market returns. The Sub-Adviser is responsible for the day-to-day management of each Fund’s portfolio, including determining the securities purchased and sold by the Funds, subject to the supervision of the Adviser and the Board. For its services, the Sub-Adviser is paid a fee by the Adviser, which fee is calculated daily and paid monthly, at an annual rate of 0.02% of each Fund’s average daily net assets. However, as Fund Sponsor, the Sub-Adviser may be required to automatically waive all or a portion of its sub-advisory fee. See “Fund Sponsorship Agreement,” as defined in the Prospectus.

After the Adviser has recouped certain costs, the Adviser has agreed to pay the Sub-Adviser a portion of the profits, if any, generated by each Fund’s unitary management fee. Expenses incurred by the Funds and paid by the Sub-Adviser include fees charged by Tidal ETF Services, LLC, a Tidal Financial Group company, the Funds’ administrator and an affiliate of the Adviser.

The Sub-Advisory Agreement with respect to the Funds will continue in force for an initial period of two years. Thereafter, the Sub-Advisory Agreement will be renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time, without penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on 60 days written notice to the Trust and the other party. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The following table shows the total fees paid by Impact Shares on behalf of each Fund to the Sub-Adviser for the periods indicated:

Fees Paid to the Sub-Adviser
Impact Shares NAACP Minority Empowerment ETF
For the period January 29, 2024 to June 30, 2024*	$2,251

Impact Shares YWCA Women’s Empowerment ETF
For the period September 1, 2023 to June 30, 2024*	$4,012

*	The Sub-Adviser became sub-adviser to the Impact Shares NAACP Minority Empowerment ETF on January 29, 2024, and sub-adviser to the Impact Shares YWCA Women’s Empowerment ETF on September 1, 2023. Prior to that date, Impact Shares, Corp. served as each Fund’s investment adviser and the Funds did not have a sub-adviser.

PORTFOLIO MANAGERS

The Funds are managed jointly and primarily by Ethan Powell, Portfolio Manager of the Sub-Adviser, Charles Ragauss and Qiao Duan, Portfolio Managers for the Adviser.

Other Accounts. In addition to the Fund, the portfolio managers managed the following other accounts as of June 30, 2024.

Ethan Powell, Portfolio Manager of the Sub-Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	2	$100	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Charles Ragauss, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	101	$12,125	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Qiao Duan, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	62	$6,841	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Portfolio Manager Fund Ownership. The Funds are required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of June 30, 2024, 200 shares of NACP and 100 shares of WOMAN were owned by Me. Powell, in each case with a value between $1 and $10,000.

Portfolio Manager Compensation. Each of Mr. Ragauss and Mrs. Duan is compensated by the Adviser with a fixed salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Funds.

Mr. Powell receives no compensation for his services as portfolio manager.

Description of Material Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Funds. A potential conflict of interest may arise as a result, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of trades by a Fund, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. For instance, the portfolio managers may receive fees from certain accounts that are higher than the fees received from the Funds, or receive a performance-based fee on certain accounts. In those instances, a portfolio manager has an incentive to favor the higher and/or performance-based fee accounts over the Funds. To mitigate these conflicts, the Adviser and the Sub-Adviser have each established policies and procedures to ensure that the purchase and sale of securities among all accounts the firms manage are fairly and equitably allocated.

THE DISTRIBUTOR

The Trust and Foreside Fund Services, LLC (the “Distributor”) are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Funds and distributes Shares on a best efforts basis. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is Three Canal Plaza, Suite 100, Portland, ME 04101.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of each Fund and (2) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

For the fiscal years ended June 30, 2022, June 30, 2023, and June 30, 2024, the Funds did not incur underwriting commissions and the Distributor did not retain any amounts.*

*	Prior to August 26, 2024, SEI Investments Distribution Co. served as the Funds’ distributor.

Intermediary Compensation. The Adviser, the Sub-Adviser, or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to each Fund or its shareholders), may pay certain broker dealers, banks, and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Funds, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Funds and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.

Such compensation may be paid to Intermediaries that provide services to the Funds, including marketing and education support (such as through conferences, webinars, and printed communications). The Adviser and the Sub-Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker, or other investment professional, if any, may also be significant to such adviser, broker, or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend a Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker, or investment professional if they receive similar payments from their Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments their Intermediary firm may receive. Any payments made by the Adviser, the Sub-Adviser, or their affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

If you have any additional questions, please call (844) 954-7733.

Distribution (Rule 12b-1) Plan. The Trust has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by a Fund under the Plan may only be imposed after approval by the Board.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Disinterested Trustees”). The Plan may be continued from year-to-year only if the Board, including a majority of the Disinterested Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders. The Board has determined that the Plan is likely to benefit the Funds by providing an incentive for brokers, dealers, and other financial intermediaries to engage in sales and marketing efforts on behalf of the Funds and to provide enhanced services to shareholders. The Board also determined that the Plan may enhance the Funds’ ability to sell shares and access important distribution channels.

The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Shares. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Disinterested Trustees.

The Plan provides that each Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, and insurance companies including, without limit, investment counselors, broker-dealers, and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, each Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing, or arranging for others to provide, shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (1) delivering copies of a Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (2) marketing and promotional services, including advertising; (3) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (4) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (5) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers, mutual fund supermarkets, and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (6) facilitating communications with beneficial owners of Shares, including the cost of providing, or paying others to provide, services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (7) such other services and obligations as are set forth in the Distribution Agreement.

ADMINISTRATOR

Tidal ETF Services LLC (the “Administrator”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Funds’ administrator. The Administrator is located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204.

Pursuant to a Fund Administration Servicing Agreement between the Trust and the Administrator. The Administrator provides the Trust with, or arranges for, administrative, compliance, and management services (other than investment advisory services) to be provided to the Trust and the Board. Pursuant to the Fund Administration Servicing Agreement, officers or employees of the Administrator serve as the Trust’s principal executive officer, principal financial officer, and chief compliance officer, the Administrator coordinates the payment of Fund-related expenses, and the Administrator manages the Trust’s relationships with its various service providers. As compensation for the services it provides, the Administrator receives a fee based on each Fund’s average daily net assets, subject to a minimum annual fee. The Administrator also is entitled to certain out-of-pocket expenses for the services mentioned above.

The following table shows the total fees paid on behalf of each Fund to the Administrator for the fiscal years indicated:

Fees Paid to the Administrator
Impact Shares NAACP Minority Empowerment ETF
For the fiscal year ended June 30, 2022*	$70,000
For the fiscal year ended June 30, 2023*	$70,000
For the fiscal year ended June 30, 2024 (fees paid to SEI)	$35,000
For the fiscal year ended June 30, 2024 (fees paid to Tidal ETF Services LLC)	$16,831

Impact Shares YWCA Women’s Empowerment ETF
For the fiscal year ended June 30, 2022*	$70,000
For the fiscal year ended June 30, 2023*	$70,000
For the fiscal year ended June 30, 2024(fees paid to SEI)	$35,000
For the fiscal year ended June 30, 2024(fees paid to Tidal ETF Services LLC)	$33,224

*	Prior to August 1, 2023, SEI Investments Global Funds Services served as Administrator during each period indicated.

TRANSFER AGENT AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent and fund accountant.

CUSTODIAN

Pursuant to a Custody Agreement, U.S. Bank National Association (“U.S. Bank”), 1555 North Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as the custodian (the “Custodian”) of each Fund’s assets. U.S. Bank is the parent company of Global Fund Services. The Custodian holds and administers the assets in the Funds’ portfolio. Pursuant to the Custody Agreement, the Custodian receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.

LEGAL COUNSEL

Sullivan & Worcester LLP, 1251 Avenue of the Americas, 19th Floor, New York, NY 10020, serves as legal counsel for the Trust and the Independent Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 342 North Water Street, Suite 830 Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Funds.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about each Fund’s security holdings. Each Fund’s entire portfolio holdings are publicly disseminated each day that the Funds are open for business and through financial reporting and news services including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

DESCRIPTION OF SHARES

The Third Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) authorizes the issuance of an unlimited number of funds and shares. Each share represents an equal proportionate interest in such Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of such Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.

Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds in the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters upon the written request of shareholders holding at least a majority of the outstanding shares of the Trust entitled to vote at such meeting. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Under the Declaration of Trust, the Trustees have the power to liquidate each Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee or officer of the Trust, and upon the due approval of the Trustees, each person who is, or has been an employee or agent of the Trust, and, upon due approval of the Trustees, any person who is serving or has served at the Trust’s request as a director, officer, partner, trustee, employee, agent, or fiduciary of another organization with respect to any alleged acts or omissions while acting within the scope of a Trustee’s service in such a position. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for a Trustee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for a Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and the Adviser and Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser and Sub-Adviser will rely upon their respective experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser and Sub-Adviser owe fiduciary duties to their clients to seek to provide best execution on trades effected. In selecting a broker/ dealer for each specific transaction, the Adviser and Sub-Adviser each chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/ dealers. The Adviser and Sub-Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute a Fund’s portfolio transactions may include such Fund’s Authorized Participants (as discussed in “Purchase and Redemption of Shares in Creation Units — Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute a Fund’s portfolio transactions in conjunction with an all-cash Creation Unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units — Creation Transaction Fee” and ” — Redemption Transaction Fee”, a Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of a Fund’s shareholders, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute such Fund’s portfolio transactions in connection with such orders.

The Adviser and Sub-Adviser each may use a Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser and Sub-Adviser do not “pay up” for the value of any such proprietary research. Section 28(e) of the 1934 Act permits the Adviser and Sub-Adviser under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser or Sub-Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services, and computer software and access charges which are directly related to investment research.

Accordingly, a Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser or Sub-Adviser but only if the Adviser or Sub-Adviser, as applicable, determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to (1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate, (2) cause clients to engage in more securities transactions than would otherwise be optimal, and (3) only recommend brokers that provide soft dollar benefits.

The Adviser and Sub-Adviser each faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser or Sub-Adviser, as applicable, can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s or Sub-Adviser’ expenses to the extent that the Adviser or Sub-Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser and Sub-Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser and Sub-Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit the Adviser, the Sub-Adviser, the Affiliates, or other accounts managed by the Adviser or Sub-Adviser effectively cross subsidizing the other accounts managed by the Adviser or Sub-Adviser that benefit directly from the product. The Adviser and Sub-Adviser may not necessarily use all of the brokerage or research services in connection with managing a Fund whose trades generated the soft dollars used to purchase such products.

The Sub-Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of each Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of a Fund and one or more other investment companies or clients supervised by the Sub-Adviser or any other Affiliate are considered at or about the same time, transactions in such securities are allocated among them in a manner deemed equitable and consistent with relevant fiduciary obligations. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

The Funds may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The following table sets forth brokerage commissions paid by each Fund for the fiscal years indicated or Sub-Adviser:

Brokerage Commissions
Impact Shares NAACP Minority Empowerment ETF
For the fiscal year ended June 30, 2022	$1,224
For the fiscal year ended June 30, 2023	$4,126
For the fiscal year ended June 30, 2024	$3,075

Impact Shares YWCA Women’s Empowerment ETF
For the fiscal year ended June 30, 2022	$1,004
For the fiscal year ended June 30, 2023	$5,322
For the fiscal year ended June 30, 2024	$3,124

Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds or the Adviser for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

The Funds are required to identify the securities of their “regular brokers or dealers” that the Funds has acquired during its most recent fiscal year.

For the fiscal year ended June 30, 2024, neither Fund paid brokerage commissions to any registered broker-dealer affiliates of the Funds nor the Adviser or Sub-Adviser.

Directed Brokerage

The Funds did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser or the Sub-Adviser.

Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Funds are the ten brokers or dealers that, during the most recent fiscal year: (1) received the greatest dollar amounts of brokerage commissions from a Fund’s portfolio transactions; (2) engaged as principal in the largest dollar amounts of portfolio transactions of a Fund; or (3) sold the largest dollar amounts of Shares.

Neither Fund acquired any securities of its “regular brokers or dealers” or their parent companies during the fiscal year ended June 30, 2024.

PORTFOLIO TURNOVER RATE

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities and securities transferred in-kind) by the average market value of such Fund. A rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

The following table sets forth the portfolio turnover rate for each Fund for the fiscal years indicated:

Portfolio Turnover
Impact Shares NAACP Minority Empowerment ETF
For the fiscal year ended June 30, 2022	35%
For the fiscal year ended June 30, 2023	9%
For the fiscal year ended June 30, 2024	37%

Impact Shares YWCA Women’s Empowerment ETF
For the fiscal year ended June 30, 2022	36%
For the fiscal year ended June 30, 2023	17%
For the fiscal year ended June 30, 2024	33%

BOOK ENTRY ONLY SYSTEM

The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants).

Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number, and at such place as such DTC Participant may reasonably request, in order that such notice, statement, or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interest in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to a Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall act either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Trust issues and redeems Shares only in Creation Units on a continuous basis through the Transfer Agent, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Funds will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for regular trading.

Fund Deposit. The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

Each Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the applicable Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for a Fund may change from time to time.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from a Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for orders to purchase Creation Units is expected to be 4:00 p.m. Eastern time, which time may be modified by a Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units must be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, each Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of a Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 4:00 p.m. Eastern Time for the Fund (or such other time as specified by the Trust) on the contractual settlement date. If the applicable Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the contractual settlement date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the contractual settlement date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of such Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 4:00 p.m. Eastern Time for the applicable Fund, with the Custodian on the contractual settlement date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 4:00 p.m. Eastern Time for the applicable Fund on the contractual settlement date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the required Deposit Securities (or the cash value thereof) have been delivered to the account of the Custodian (or sub-custodian, as applicable), the Transfer Agent, the Adviser, and the Sub-Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The typical settlement date for each transaction will be within one day of the transaction (commonly referred to as “T+1”), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. The Authorized Participant shall be liable to the Funds for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 4:00 p.m. Eastern Time for the applicable Fund (or such other time as specified by the Trust) on the contractual settlement date. If the applicable Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the contractual settlement date.

Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to a Fund including if (1) the order is not in proper form; (2) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (3) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (4) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (5) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (6) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process; and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Notwithstanding the Trust’s ability to reject an order for creation units, the Trust will only do so in a manner consistent with Rule 6c-11 under the 1940 Act, and SEC guidance relating thereto, including the ability of the Trust to suspend orders only in limited times and extraordinary circumstances. Additionally, a suspension of creation units by the Trust, on behalf of each Fund, will not impair the arbitrage mechanism for investors.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for each Fund, regardless of the number of Creation Units created in the transaction, can be found in the table below. Each Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Funds, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Name of Fund	Fixed Creation Transaction Fee	Maximum Variable Transaction Fee
Impact Shares NAACP Minority Empowerment ETF	$300	2%
Impact Shares YWCA Women’s Empowerment ETF	$300	2%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities (defined below) from the Trust to their account or on their order.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Funds through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Funds, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. If the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

The typical settlement date for each redemption transaction will be within one day of the transaction (or T+1), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the receipt of redemption proceeds may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for a Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. Each Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to each Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Name of Fund	Fixed Creation Transaction Fee	Maximum Variable Transaction Fee
Impact Shares NAACP Minority Empowerment ETF	$300	2%
Impact Shares YWCA Women’s Empowerment ETF	$300	2%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds will generally be made by the next Business Day following the trade date, as discussed above.

The Trust may in its discretion exercise its option to cause a Fund to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the applicable Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares of such Fund based on the NAV of Shares of such Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NAV

NAV per Share for each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by Global Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating each Fund’s NAV per Share, such Fund’s investments are generally valued using pricing services. The Funds may use various pricing services, or discontinue the use of any pricing service, as approved by the Adviser from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. For assets traded on an exchange, the Funds may value investments using market valuations. A market valuation generally means a valuation (1) obtained from an exchange, a pricing service, or a major market maker (or dealer), (2) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (3) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share.

When market prices are not “readily available” or are deemed to be unreliable, consistent with Rule 2a-5 under the 1940 Act, the Trust and the Adviser have adopted procedures and methodologies wherein the Adviser, serving as the Fund’s Valuation Designee (as defined in Rule 2a-5), determines the fair value of Fund investments.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions, and Taxes.”

General Policies. Each Fund intends to pay out dividends and interest income, if any, annually and distribute any net realized capital gains to its shareholders at least annually. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Each Fund will declare and pay income and capital gain distributions, if any, in cash. Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Each Fund makes additional distributions to the extent necessary (1) to distribute the entire annual net income of the Fund, plus any net capital gains and (2) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve each Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income at the Fund level.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the applicable Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of such Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Funds and their respective shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Funds or their respective shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years before January 1, 2026. There were only minor changes with respect to the specific rules applicable to RICs, such as the Funds. The Tax Act, however, also made numerous other changes to the tax rules that may affect shareholders and the Funds. Subsequent legislation has modified certain changes to the U.S. federal income tax rules made by the Tax Act which may, in addition, affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how this legislation affects your investment in a Fund.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, local, or foreign taxes.

Taxation of the Funds. Each Fund will elect and intends to qualify each year to be treated as a RIC under the Code. As such, each Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. Generally, to be taxed as a RIC, a Fund must distribute in each taxable year at least 90% of its “investment company taxable income” (before the deduction for dividends paid) for the taxable year, which includes, among other items, dividends, interest, net short-term capital gain, and net foreign currency gain, less expenses, as well as 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”), and also must meet several additional requirements. Among these requirements are the following: (1) at least 90% of each Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or foreign currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (2) at the end of each quarter of a Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

To the extent a Fund makes investments that may generate income that is not qualifying income, including certain derivatives, such Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, a Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where a Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the applicable Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in such Fund’s NAV.

Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, subject to special rules in the event the Fund makes an election under Section 4982(e)(4) of the Code, (commonly referred to as “post-October losses”), and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Each Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for either the one-year period ending on October 31 of that year, or, if the Fund makes an election under Section 4982(e)(4) of the Code, the Fund’s fiscal year, subject to an increase for any shortfall in the prior year’s distribution. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

Each Fund intends to distribute substantially all of its net investment income and net capital gain to shareholders for each taxable year. If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax at regular corporate rates to the extent any such income or gains are not distributed. The Fund may elect to designate certain amounts retained as undistributed net capital gain as deemed distributions in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions. Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net long-term capital gains in excess of net short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.

Each Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporate shareholders, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at long-term capital gain rates.

Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain “qualified foreign corporations.” Subject to certain limitations, “qualified foreign corporations” include those incorporated in territories of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by a Fund from an ETF or an underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or REIT. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, such Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet certain holding period and other requirements with respect to dividend paying stocks in its portfolio, or the shareholder does not meet certain holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by the Fund of its net short-term capital gains will be taxable to shareholders as ordinary income.

In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to the Fund from other RICs are not eligible for the dividends-received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). Each Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who have not held Shares for a full year should be aware that the Funds may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of such Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in a Fund shortly before a dividend or other distribution, because the distribution will generally be taxable to the shareholder even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

If more than 50 percent of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, if made, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing taxable income or to apply the amount of foreign taxes as a foreign tax credit against his or her U.S. Federal income taxes attributable to such foreign income, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder who is an individual in computing the alternative minimum tax.

Taxation of Shareholders – Sale of Shares. A sale or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such Shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (“IRS,”),, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for an exchanger who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares composing the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of each Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Fund Investments. Certain of each Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Funds to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause a Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding Fund-level income and excise taxes. Each Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC. To the extent a Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

Backup Withholding. Each Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that they are not subject to “backup withholding;” or (4) fails to provide a certified statement that they are a U.S. person (including a U.S. resident alien). The backup withholding rate is at a rate set under Section 3406 of the Code. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Foreign Shareholders. Any non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to a U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year (based on a formula that factors in presence in the U.S. during the two preceding years as well). Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Funds may be required to withhold a generally nonrefundable 30% tax on distributions of net investment income paid to (a) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its account holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (b) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in a Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation, except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are generally not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, each Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (1) such Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (2) such Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (3) Shares in such Fund constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of the Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states which have income tax laws, the tax treatment of the Funds and of Funds’ shareholders with respect to distributions by the Funds may differ from federal tax treatment.

FINANCIAL STATEMENTS

The Funds’ audited financial statements accompanying notes and report of the independent registered public accounting firm appearing in the funds, annual report to shareholders for the year ended June 30, 2024 are incorporated herein by reference. You may request a copy of the Funds’ annual report at no charge by calling (844) 954-7733 or through the Funds’ website at www.impactetfs.org.

APPENDIX A —

IMPACT SHARES CORP

PROXY VOTING POLICY

Proxy Voting and Class Actions

Background

Rule 206(4)-6 under Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to Client Securities to do the following:

•	Adopt and implement written policies and procedures reasonably designed to ensure that Impact Shares votes Client Securities in the Clients’ best interests. Such policies and procedures must address the manner in which Impact Shares will resolve material conflicts of interest that can arise during the proxy voting process.

•	Disclose to Clients how they may obtain information from Impact Shares about how Impact Shares voted with respect to their Securities.

•	Describe to Clients Impact Shares’ proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Risks

•	Impact Shares would violate its fiduciary duty to clients if it failed to properly develop proxy voting policies and procedures.

Policy

General

Impact Shares exercises proxy voting authority on behalf of Clients. It is Impact Shares’ policy generally to vote against any management proposals that Impact Shares believes could prevent companies from realizing their maximum market value or would insulate companies and/or management from accountability to shareholders or prudent regulatory compliance.

Impact Shares has retained Institutional Shareholder Services Inc. (“ISS”) to provide proxy voting services. Impact Shares’ proxy voting guidelines have been provided to ISS for purposes of rendering those services.

Impact Shares may refrain from voting proxies at its discretion.

Conflicts of Interest

Impact Shares must act as a fiduciary when voting proxies on behalf of its Clients. In that regard, Impact Shares seeks to avoid possible conflicts of interest in connection with proxy voting. Examples of a conflict of interest include:

•	Impact Shares provides investment advice to an officer or director of an issuer. Impact Shares receives a proxy solicitation from that issuer or from a competitor of that issuer.

•	Impact Shares or an affiliate has a financial interest in the outcome of a proxy vote, such as when Impact Shares is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to investment advisers, including Impact Shares

•	An issuer or some other third party offers Impact Shares or an Employee compensation in exchange for voting a proxy in a particular way.

•	An Employee, or a member of an Employee’s household, has a personal or business relationship with an issuer. Impact Shares receives a proxy solicitation from that issuer.

Guidelines

Business Operations

Impact Shares generally will vote in favor of proposals that are a standard and necessary aspect of business operations and that Impact Shares believes will not typically have a significant negative effect on the value of the investment. Such proposals include, but are not limited to:

•	Name changes;

•	Election of directors;

•	Ratification of auditors;

•	Maintaining current levels of directors’ indemnification and liability;

•	Increase in authorized shares (common stock only) if there is no intention to significantly dilute shareholders’ proportionate interest; and

•	Employee stock purchase or ownership plans.

Change in Status and Other Matters

Proposals that change the status of the corporation, its individual securities, or the ownership status of the securities will be reviewed on a case-by-case basis. Changes in status include proposals regarding:

•	Mergers, acquisitions, restructurings;

•	Reincorporation; and

•	Changes in capitalization.

Impact Shares will typically vote against any proposal that has a negative impact on its investment.

Voting on Social Matters

Impact Shares’ mission is to facilitate positive corporate social behavior through alignment of capital with specific desired corporate social outcomes. Impact Shares may, at times, submit shareholder resolutions that further fund specific social outcomes and vote shares in line with those outcomes. In line with that mission Impact Shares believes that well-managed companies are attentive to social impacts, and take appropriate steps to measure, manage, and disclose policies, programs, and performance with respect to social impacts. Impact Shares will generally support proposals that request that companies undertake reasonable efforts to measure, manage, and report on their social impacts, including impacts throughout their supply chains. Corporations have a variety of impacts on society including, but not limited to, the following categories:

Diversity. Companies that have strong diversity policies and programs and those that disclose the performance and success of those programs are, we believe, less vulnerable to disruptions as a result of workplace strife, exceptional turnover, costly lawsuits and reputational damage.

•	Impact Shares will generally vote in favor of proposals that request disclosure of a company’s workforce diversity data, pay ratios by demographic categories and those that request that companies expand their equal employment opportunity statement to include sexual orientation and gender identity and/or expression.

Gender Equality. Impact Shares believes that companies that take affirmative steps to attract, retain and promote women and to advance gender equality and women’s empowerment in the workplace and beyond are better-managed companies.

•	Impact Shares will generally vote in favor of proposals that request the adoption of board committee charter language that would require the company to consider female and/or minority candidates in every director search and those that seek increased disclosure of policies and program aimed at promoting gender equality and empowerment.

Human Rights. Impact Shares believes it is the responsibility of businesses to protect and uphold human rights in their own operations and throughout their supply chain. It is also critical for companies to manage human rights as failing to do so can result in costly legal and reputational risk.

•	Repressive Regimes: Impact Shares will generally vote in favor of proposals that request that companies adopt policies regarding, or increase reporting around any involvement with, repressive regimes or conflict zones.

•	Human Trafficking: Impact Shares will generally vote in favor of proposals that request that companies adopt policies to prohibit human (labor and sex) trafficking or programs to educate employees and consumers about related risks.

•	Negative Images & Stereotyping: Impact Shares will generally vote in favor of proposals that request that companies develop policies governing the use of images of indigenous peoples, women or other identifiable groups in their advertising, brand, or mascots.

Indigenous Peoples’ Welfare. Impact Shares believes a company’s effectiveness in managing indigenous relations is an indicator of management quality. Failing to address indigenous relations issues when they arise can pose reputational, regulatory and financial risks to corporations.

•	Impact Shares will generally vote in favor of proposals requesting that companies develop policies or programs to prevent or mitigate harm to indigenous peoples, or that request that companies report on their impacts to indigenous peoples.

Labor Relations. Impact Shares believes that constructive labor management relations are an indicator of sound management and a sustainable business model.

•	Impact Shares will generally vote in favor of proposals that request that companies adopt policies or codes of conduct that address employees’ rights to collective bargaining or other labor relations issues that protect employees’ rights.

Product Safety and Integrity. Impact Shares believes that a company’s failure to comply with regulatory requirements and problems associated with product safety or product promotion can have far-reaching, negative consequences for consumers and therefore can result in reputational and financial damage to the company. Product recalls, often as a result of product safety issues, in particular, can cause considerable harm to a company’s revenues, reputation, profitability, publicity and brand integrity.

•	Impact Shares will generally vote in favor of proposals that request that companies take steps to improve product-related safety performance or report on product safety and integrity issues. These issues may include, but are not limited to, privacy & data security, toxicity, animal welfare, nanomaterials, and product recalls.

Workplace Health and Safety. Impact Shares believes a company’s commitment to workplace and employee safety is a key component of its overall sustainability profile. The costs of workplace accidents can grow quickly when factoring in workers’ compensation payments, legal expenses associated with litigation, regulatory penalties and compliance costs.

•	Impact Shares will generally vote in favor of proposals that request that companies adopt policies to address workplace health and safety and increase disclosure of workplace safety practices and performance.

Community. Impact Shares believes that companies that are committed to having a positive impact on the communities in which they operate tend to be better-managed companies. Not only are these companies better able to avoid reputational and legal risks that can result from negative community relations – positive community relations are often an indication of superior management.

•	Impact Shares will generally vote in favor of proposals that request that companies adopt policies or report on practices that govern community engagement.

Other Issues

Impact Shares will vote on issues that are not covered in these Guidelines in accordance with the Principles outlined above.

Proxy Admin Procedures

In general, because Impact Shares will vote proxies according to the Proxy Administrator’s Proxy Voting Guidelines.

Impact Shares may determine that it is in the best interests of its Clients to depart from Proxy Administrator’s Proxy Voting Guidelines when voting a particular proxy. In this case, the CIO or Portfolio Manager will decide how to vote the proxy, providing the CCO with the reason for deviating from Proxy Administrator’s Proxy Voting Guidelines and identifying any known conflicts of interest. The CCO will also conduct a review to determine if there are any conflicts of interest related to the issuer. If no material conflicts of interest are identified, the CCO will direct the Proxy Administrator to vote the proxy as recommended by the CIO or Portfolio Manager. If a material conflict of interest is identified, deviation from the Proxy Administrator’s recommendation will not be permitted.

Class Actions

Impact Shares’ standard advisory contract authorizes Impact Shares to direct Client participation in class actions. Impact Shares shall determine appropriate participation in any class action.

Impact Shares generally does not file class actions for accounts or funds which have been closed. Additionally, Impact Shares usually does not serve as the lead plaintiff in class actions because the costs of such participation typically exceed any extra benefits that accrue to lead plaintiffs.

Proxy Admin

•	The Chief Compliance Officer directs the Proxy Administrator to vote Client proxies according to their Proxy Voting Guidelines. Any deviations from these recommendations must be approved in writing by the CCO.

•	Any proxy that potentially involves other conflicts of interest must be escalated to the Chief Compliance Officer for review and determination of any further actions that may be appropriate.

•	Where the Chief Compliance Officer determines there is a potential for a material conflict of interest regarding a proxy, the Chief Compliance Officer will consult with the portfolio manager and a determination will be made as to whether one or more of the following steps will be taken: (i) inform Clients of the material conflict and Impact Shares’ voting decision; (ii) discuss the proxy vote with Clients; (iii) fully disclose the material facts regarding the conflict and seek the Clients’ consent to vote the proxy as intended; and/or (iv) seek the recommendations of an independent third party.

The Chief Compliance Officer will document the steps taken to evidence that the proxy vote was in the best interest of Clients and not the product of any material conflict. Such documentation will be maintained in accordance with required recordkeeping procedures.

PART C
OTHER INFORMATION

Item 28	Exhibits

(a)	(i)	Certificate of Trust of Impact Shares Fund Trust I (the “Trust” or the “Registrant”) dated May 19, 2016 – previously filed with Post-Effective Amendment No. 44 on Form N-1A on July 2, 2024 and is incorporated herein by reference.

		(a)	First Amendment to the Certificate of Trust of Impact Shares Trust I (the “Trust” or the “Registrant”) dated February 2, 2018 – previously filed with Post-Effective Amendment No. 44 on Form N-1A on July 2, 2024 and is incorporated herein by reference.

		(b)	Second Amendment to the Certificate of Trust of Tidal Trust III (the “Trust” or the “Registrant”) dated March 19, 2024 – previously filed with Post-Effective Amendment No. 44 on Form N-1A on July 2, 2024 and is incorporated herein by reference.

	(ii)	Third Amended and Restated Agreement and Declaration of Trust of the Registrant, previously filed with Post-Effective Amendment No. 59 on Form N-1A on September 6, 2024 and is incorporated herein by reference.

	(iii)	Organizational Documents for Cayman Subsidiary (for the USCF Daily Target 2X Copper Index ETF).

		(1)	Investment Advisory Agreement – to be filed by amendment.
		(2)	Sub-Advisory Agreement – to be filed by amendment.
		(3)	Memorandum and Articles of Association – to be filed by amendment.
		(4)	Certificate of Incorporation – to be filed by amendment.
		(5)	Tax Underwriting – to be filed by amendment.
		(6)	Private Investment Company Custodian Agreement – to be filed by amendment.
(b)	Amended and Restated By-laws of the Registrant dated August 23, 2024, previously filed with Post-Effective Amendment No. 59 on Form N-1A on September 6, 2024 and is incorporated herein by reference.

(c)	Instruments defining rights of security holders with respect to the Registrant are contained in the Second Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws, which are incorporated herein by reference to Post-Effective Amendment No. 39 on Form N-1A on May 22, 2024.

(d)	(i)	Amended and Restated Investment Advisory Agreement between the Registrant (with respect to the NACP and YWCA) and Impact Shares, Corp., dated July 16, 2021, is incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on August 26, 2021.

		(a)	First Amendment to Amended and Restated Investment Advisory Agreement (with respect to the YWCA Fund), previously filed with Post-Effective Amendment No. 37 on Form N-1A October 27, 2023 and is incorporated herein by reference.

	(ii)	Investment Advisory Agreement between Registrant (for the YWCA Fund), and Tidal Investments, LLC (formerly, Toroso Investments, LLC), previously filed with Post-Effective Amendment No. 37 on Form N-1A on October 27, 2023 and is incorporated herein by reference.

	(iii)	Investment Advisory Agreement between the Trust (for Unity Wealth Partners Dynamic Capital Appreciation & Options ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 45 on Form N-1A on July 16, 2024 and is incorporated herein by reference.

	(iv)	Investment Advisory Agreement between the Trust (for Rockefeller Opportunistic Municipal Bond ETF, Rockefeller California Municipal Bond ETF, Rockefeller New York Municipal Bond ETF, Rockefeller U.S. Small-Mid Cap ETF and Rockefeller Global Equity ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 49 on Form N-1A on August 5, 2024 and is incorporated herein by reference.

	(v)	Investment Advisory Agreement between the Trust (for TradersAI Large Cap Equity & Cash ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 48 on Form N-1A on August 5, 2024 and is incorporated herein by reference.

(vi)	Investment Advisory Agreement between the Trust (for 4E Quality Growth ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 59 on Form N-1A on September 6, 2024 and is incorporated herein by reference.

(vii)	Investment Advisory Agreement between the Trust (for GammaRoad Market Navigation ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 55 on Form N-1A on August 20, 2024 and is incorporated herein by reference.

(viii)	Investment Advisory Agreement between the Trust (for VistaShares Artificial Intelligence Supercycle ETF and VistaShares Electrification Supercycle ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 61 on Form N-1A on September 13, 2024 and is incorporated herein by reference.

(ix)	Investment Advisory Agreement between the Trust (for Fundstrat Granny Shots US Large Cap ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 67 on Form N-1A on October 21, 2024 and is incorporated herein by reference.

(x)	Investment Advisory Agreement between the Trust (for Ned Davis Research 360º Dynamic Allocation ETF and Ned Davis Research 360º Core Equity ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 64 on Form N-1A on October 15, 2024 and is incorporated herein by reference.

(xi)	Investment Advisory Agreement between the Trust (for Ninepoint Energy ETF and Ninepoint Energy Income ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 66 on Form N-1A on October 18, 2024 and is incorporated herein by reference.

(xii)	Investment Advisory Agreement between the Trust (for The Beehive ETF) and Tidal Investments LLC – to be filed by amendment.

(xiii)	Investment Advisory Agreement between the Trust (for FIRE Funds™ Wealth Builder ETF and FIRE Funds™ Income ETF) and Tidal Investments LLC – to be filed by amendment.

(xiv)	Investment Advisory Agreement between the Trust (for NovaTide Flexible Allocation ETF) and Tidal Investments LLC – to be filed by amendment.

(xv)	Investment Advisory Agreement between the Trust (for NestYield Total Return Guard ETF, NestYield Dynamic Income Shield ETF and NestYield Visionary ETF) and Tidal Investments LLC – to be filed by amendment.

(xvi)	Investment Advisory Agreement between the Trust (for USCF Daily Target 2X Copper Index ETF) and Tidal Investments LLC – to be filed by amendment.

(xvii)	Investment Advisory Agreement between the Trust (for Battleshares™ NVDA vs INTC ETF, Battleshares™ TSLA vs F ETF, Battleshares™ AMZN vs M ETF, Battleshares™ COIN vs WFC ETF, Battleshares™ MSTR vs JPM ETF, Battleshares™ NFLX vs CMCSA ETF, Battleshares™ LLY vs YUM ETF and Battleshares™ GOOGL vs NYT ETF) and Tidal Investments LLC – to be filed by amendment.

(xviii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Unity Wealth Partners LLC (for Unity Wealth Partners Dynamic Capital Appreciation & Options ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on July 16, 2024 and is incorporated herein by reference.

(xix)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Rockefeller Asset Management (for Rockefeller Opportunistic Municipal Bond ETF, Rockefeller California Municipal Bond ETF, Rockefeller New York Municipal Bond ETF, Rockefeller U.S. Small-Mid Cap ETF and Rockefeller Global Equity ETF) – previously filed with Post-Effective Amendment No. 49 on Form N-1A on August 5, 2024 and is incorporated herein by reference.

(xx)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Traders A.I., Inc. (for TradersAI Large Cap Equity & Cash ETF), previously filed with Post-Effective Amendment No. 48 on Form N-1A on August 5, 2024 and is incorporated herein by reference.

	(xxi)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Route 20 Private Wealth Inc. (for 4E Quality Growth ETF), previously filed with Post-Effective Amendment No. 59 on Form N-1A on September 6, 2024 and is incorporated herein by reference.

	(xxii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and VistaShares Advisors LLC (for VistaShares Artificial Intelligence Supercycle ETF and VistaShares Electrification Supercycle ETF), previously filed with Post-Effective Amendment No. 61 on Form N-1A on September 13, 2024 and is incorporated herein by reference.

	(xxiii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Fundstrat Capital, LLC (for Fundstrat Granny Shots US Large Cap ETF), previously filed with Post-Effective Amendment No. 67 on Form N-1A on October 21, 2024 and is incorporated herein by reference.

	(xxiv)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Ned Davis Research Inc. (for Ned Davis Research 360º Dynamic Allocation ETF and Ned Davis Research 360º Core Equity ETF), previously filed with Post-Effective Amendment No. 64 on Form N-1A on October 15, 2024 and is incorporated herein by reference.

	(xxv)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Ninepoint Partners LP (for Ninepoint Energy ETF and Ninepoint Energy Income ETF), previously filed with Post-Effective Amendment No. 66 on Form N-1A on October 18, 2024 and is incorporated herein by reference.

	(xxvi)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Cannell & Spears LLC (for The Beehive ETF) – to be filed by amendment.

	(xxvii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Harmonic Capital, LLC (for NovaTide Flexible Allocation ETF) – to be filed by amendment.

	(xxviii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Nest Egg ETFs, LLC. (for NestYield Total Return Guard ETF, NestYield Dynamic Income Shield ETF and NestYield Visionary ETF) – to be filed by amendment.

	(xxix)	Investment Sub-Advisory Agreement between Tidal Investments LLC and ZEGA Financial, LLC (for NestYield Total Return Guard ETF, NestYield Dynamic Income Shield ETF and NestYield Visionary ETF) – to be filed by amendment.

	(xxx)	Investment Sub-Advisory Agreement between Tidal Investments LLC and USCF Advisers LLC (for USCF Daily Target 2X Copper Index ETF) – to be filed by amendment.

(e)	(i)	Distribution Agreement between the Trust and Foreside Fund Services, LLC – previously filed with Post-Effective Amendment No. 44 on Form N-1A on July 2, 2024 and is incorporated herein by reference.

(i) First Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC, (adding Unity Wealth Partners Dynamic Capital Appreciation & Options ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on July 16, 2024 and is incorporated herein by reference.

(ii) Second Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC, (adding Rockefeller Opportunistic Municipal Bond ETF, Rockefeller California Municipal Bond ETF, Rockefeller New York Municipal Bond ETF, Rockefeller U.S. Small-Mid Cap ETF, Rockefeller Global Equity ETF, TradersAI Large Cap Equity & Cash ETF, 4E Quality Growth ETF and GammaRoad Market Navigation ETF), previously filed with Post-Effective Amendment No. 48 on Form N-1A on August 5, 2024 and is incorporated herein by reference.

(iii) Third Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC, (adding Impact Shares YWCA Women’s Empowerment ETF, Impact Shares NAACP Minority Empowerment ETF, VistaShares Artificial Intelligence Supercycle ETF and VistaShares Electrification Supercycle ETF), previously filed with Post-Effective Amendment No. 59 on Form N-1A on September 6, 2024 and is incorporated herein by reference.

(iv) Fourth Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC, (adding FIRE Funds™ Wealth Builder ETF and FIRE Funds™ Income ETF), previously filed with Post-Effective Amendment No. 64 on Form N-1A on October 15, 2024 and is incorporated herein by reference.

		(v)	Fifth Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC, (adding Fundstrat Granny Shots US Large Cap ETF, Ned Davis Research 360º Dynamic Allocation ETF, Ned Davis Research 360º Core Equity ETF, Ninepoint Energy ETF and Ninepoint Energy Income), previously filed with Post-Effective Amendment No. 64 on Form N-1A on October 15, 2024 and is incorporated herein by reference.

		(vi)	Sixth Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC, (adding The Beehive ETF) – to be filed by amendment.

		(vii)	Seventh Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC, (adding NovaTide Flexible Allocation ETF) – to be filed by amendment.

		(viii)	Eighth Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC, (adding NestYield Total Return Guard ETF, NestYield Dynamic Income Shield ETF and NestYield Visionary ETF) – to be filed by amendment.

		(ix)	Ninth Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC, (adding USCF Daily Target 2X Copper Index ETF) – to be filed by amendment.

		(x)	Tenth Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC, (adding Battleshares™ NVDA vs INTC ETF, Battleshares™ TSLA vs F ETF, Battleshares™ AMZN vs M ETF, Battleshares™ COIN vs WFC ETF, Battleshares™ MSTR vs JPM ETF, Battleshares™ NFLX vs CMCSA ETF, Battleshares™ LLY vs YUM ETF, and Battleshares™ GOOGL vs NYT ETF) – to be filed by amendment.

	(ii)	Distribution Services Agreement between Tidal Investments LLC and Foreside Fund Services, LLC – previously filed with Post-Effective Amendment No. 44 on Form N-1A on July 2, 2024 and is incorporated herein by reference.

	(iii)	Form of Authorized Participant Agreement between the Registrant and Foreside Fund Services, LLC – previously filed with Post-Effective Amendment No. 44 on Form N-1A on July 2, 2024 and is incorporated herein by reference.

(f)	Not applicable.

(g)	(i)	Custodian Agreement between the Trust and U.S. Bank National Association (covering Unity Wealth Partners Dynamic Capital Appreciation & Options ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on July 16, 2024 and is incorporated herein by reference.

		(i)	First Amendment to the Custodian Agreement (adding Rockefeller Opportunistic Municipal Bond ETF, Rockefeller California Municipal Bond ETF, Rockefeller New York Municipal Bond ETF, Rockefeller U.S. Small-Mid Cap ETF, Rockefeller Global Equity ETF, TradersAI Large Cap Equity & Cash ETF, 4E Quality Growth ETF and GammaRoad Market Navigation ETF, previously filed with Post-Effective Amendment No. 48 on Form N-1A on August 5, 2024 and is incorporated herein by reference.

		(ii)	Second Amendment to the Custodian Agreement (adding Impact Shares YWCA Women's Empowerment ETF, Impact Shares NAACP Minority Empowerment ETF, VistaShares Artificial Intelligence Supercycle ETF and VistaShares Electrification Supercycle ETF), previously filed with Post-Effective Amendment No. 59 on Form N-1A on September 6, 2024 and is incorporated herein by reference.

		(iii)	Third Amendment to the Custodian Agreement (adding FIRE Funds™ Wealth Builder ETF and FIRE Funds™ Income ETF), previously filed with Post-Effective Amendment No. 64 on Form N-1A on October 15, 2024 and is incorporated herein by reference.

		(iv)	Fourth Amendment to the Custodian Agreement (adding Fundstrat Granny Shots US Large Cap ETF, Ned Davis Research 360º Dynamic Allocation ETF, Ned Davis Research 360º Core Equity ETF, Ninepoint Energy ETF and Ninepoint Energy Income ETF), previously filed with Post-Effective Amendment No. 64 on Form N-1A on October 15, 2024 and is incorporated herein by reference.

		(v)	Fifth Amendment to the Custodian Agreement (adding The Beehive ETF) – to be filed by amendment.

		(vi)	Sixth Amendment to the Custodian Agreement (adding NovaTide Flexible Allocation ETF) – to be filed by amendment.

		(vii)	Seventh Amendment to the Custodian Agreement (adding NestYield Total Return Guard ETF, NestYield Dynamic Income Shield ETF and NestYield Visionary ETF) – to be filed by amendment.

		(viii)	Eighth Amendment to the Custodian Agreement (adding USCF Daily Target 2X Copper Index ETF) – to be filed by amendment.

		(ix)	Ninth Amendment to the Custodian Agreement (adding Battleshares™ NVDA vs INTC ETF, Battleshares™ TSLA vs F ETF, Battleshares™ AMZN vs M ETF, Battleshares™ COIN vs WFC ETF, Battleshares™ MSTR vs JPM ETF, Battleshares™ NFLX vs CMCSA ETF, Battleshares™ LLY vs YUM ETF and Battleshares™ GOOGL vs NYT ETF) – to be filed by amendment.

(h)	(i)	Administration Agreement between Registrant and Tidal ETF Services LLC (covering NACP and YWCA) – previously filed with Post-Effective Amendment No. 37 on Form N-1A on October 27, 2023 and is incorporated herein by reference.

		(i)	First Amendment to the Fund Administration Servicing Agreement (adding Unity Wealth Partners Dynamic Capital Appreciation & Options ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on July 16, 2024 and is incorporated herein by reference.

		(ii)	Second Amendment to the Fund Administration Servicing Agreement (adding Rockefeller Opportunistic Municipal Bond ETF, Rockefeller California Municipal Bond ETF, Rockefeller New York Municipal Bond ETF, Rockefeller U.S. Small-Mid Cap ETF, Rockefeller Global Equity ETF, TradersAI Large Cap Equity & Cash ETF, 4E Quality Growth ETF and GammaRoad Market Navigation ETF), previously filed with Post-Effective Amendment No. 48 on Form N-1A on August 5, 2024 and is incorporated herein by reference.

		(iii)	Third Amendment to the Fund Administration Servicing Agreement (adding VistaShares Artificial Intelligence Supercycle ETF and VistaShares Electrification Supercycle ETF), previously filed with Post-Effective Amendment No. 59 on Form N-1A on September 6, 2024 and is incorporated herein by reference.

(iv)

Fourth Amendment to the Fund Administration Servicing Agreement (adding FIRE Funds™ Wealth Builder ETF and FIRE Funds™ Income ETF), previously filed with Post-Effective Amendment No. 64 on Form N-1A on October 15, 2024 and is incorporated herein by reference.

		(v)	Fifth Amendment to the Fund Administration Servicing Agreement (adding Fundstrat Granny Shots US Large Cap ETF, Ned Davis Research 360º Dynamic Allocation ETF, Ned Davis Research 360º Core Equity ETF, Ninepoint Energy ETF and Ninepoint Energy Income ETF), previously filed with Post-Effective Amendment No. 64 on Form N-1A on October 15, 2024 and is incorporated herein by reference.

		(vi)	Sixth Amendment to the Fund Administration Servicing Agreement (adding NovaTide Flexible Allocation ETF) – to be filed by amendment.

		(vii)	Seventh Amendment to the Fund Administration Servicing Agreement (adding NestYield Total Return Guard ETF, NestYield Dynamic Income Shield ETF and NestYield Visionary ETF) – to be filed by amendment.

		(viii)	Eighth Amendment to the Fund Administration Servicing Agreement (adding USCF Daily Target 2X Copper Index ETF) – to be filed by amendment.

		(ix)	Ninth Amendment to the Fund Administration Servicing Agreement (adding Battleshares™ NVDA vs INTC ETF, Battleshares™ TSLA vs F ETF, Battleshares™ AMZN vs M ETF, Battleshares™ COIN vs WFC ETF, Battleshares™ MSTR vs JPM ETF, Battleshares™ NFLX vs CMCSA ETF, Battleshares™ LLY vs YUM ETF and Battleshares™ GOOGL vs NYT ETF) – to be filed by amendment.

	(ii)	Transfer Agent Agreement between Registration and U.S. Bancorp Fund Services, LLC (covering Unity Wealth Partners Dynamic Capital Appreciation & Options ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on July 16, 2024 and is incorporated herein by reference.

		(i)	First Amendment to the Transfer Agency Agreement (adding Rockefeller Opportunistic Municipal Bond ETF, Rockefeller California Municipal Bond ETF, Rockefeller New York Municipal Bond ETF, Rockefeller U.S. Small-Mid Cap ETF, Rockefeller Global Equity ETF, TradersAI Large Cap Equity & Cash ETF, 4E Quality Growth ETF and GammaRoad Market Navigation ETF, previously filed with Post-Effective Amendment No. 48 on Form N-1A on August 5, 2024 and is incorporated herein by reference.

	(ii)	Second Amendment to the Transfer Agency Agreement (adding Impact Shares YWCA Women's Empowerment ETF, Impact Shares NAACP Minority Empowerment ETF, VistaShares Artificial Intelligence Supercycle ETF and VistaShares Electrification Supercycle ETF, previously filed with Post-Effective Amendment No. 59 on Form N-1A on September 6, 2024 and is incorporated herein by reference.

	(iii)	Third Amendment to the Transfer Agency Agreement (adding FIRE Funds™ Wealth Builder ETF and FIRE Funds™ Income ETF), previously filed with Post-Effective Amendment No. 64 on Form N-1A on October 15, 2024 and is incorporated herein by reference.

	(iv)	Fourth Amendment to the Transfer Agency Agreement (adding Fundstrat Granny Shots US Large Cap ETF, Ned Davis Research 360º Dynamic Allocation ETF, Ned Davis Research 360º Core Equity ETF, Ninepoint Energy ETF and Ninepoint Energy Income ETF), previously filed with Post-Effective Amendment No. 64 on Form N-1A on October 15, 2024 and is incorporated herein by reference.

	(v)	Fifth Amendment to the Transfer Agency Agreement (adding The Beehive ETF) – to be filed by amendment.

	(vi)	Sixth Amendment to the Transfer Agency Agreement (adding NovaTide Flexible Allocation ETF) – to be filed by amendment.

	(vii)	Seventh Amendment to the Transfer Agency Agreement (adding NestYield Total Return Guard ETF, NestYield Dynamic Income Shield ETF and NestYield Visionary ETF) – to be filed by amendment.

	(viii)	Eighth Amendment to the Transfer Agency Agreement (adding USCF Daily Target 2X Copper Index ETF) – to be filed by amendment.

	(ix)	Ninth Amendment to the Transfer Agency Agreement (adding Battleshares™ NVDA vs INTC ETF, Battleshares™ TSLA vs F ETF, Battleshares™ AMZN vs M ETF, Battleshares™ COIN vs WFC ETF, Battleshares™ MSTR vs JPM ETF, Battleshares™ NFLX vs CMCSA ETF, Battleshares™ LLY vs YUM ETF and Battleshares™ GOOGL vs NYT ETF) – to be filed by amendment.

(iii)	Fund Accounting Agreement between Registration and U.S. Bancorp Fund Services, LLC (Unity Wealth Partners Dynamic Capital Appreciation & Options ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on July 16, 2024 and is incorporated herein by reference.

	(i)	First Amendment to the Fund Accounting Agreement (adding Rockefeller Opportunistic Municipal Bond ETF, Rockefeller California Municipal Bond ETF, Rockefeller New York Municipal Bond ETF, Rockefeller U.S. Small-Mid Cap ETF, Rockefeller Global Equity ETF, TradersAI Large Cap Equity & Cash ETF, 4E Quality Growth ETF and GammaRoad Market Navigation ETF, previously filed with Post-Effective Amendment No. 48 on Form N-1A on August 5, 2024 and is incorporated herein by reference.

	(ii)	Second Amendment to the Fund Accounting Agreement (adding Impact Shares YWCA Women's Empowerment ETF, Impact Shares NAACP Minority Empowerment ETF, VistaShares Artificial Intelligence Supercycle ETF and VistaShares Electrification Supercycle ETF, previously filed with Post-Effective Amendment No. 59 on Form N-1A on September 6, 2024 and is incorporated herein by reference.

	(iii)	Third Amendment to the Fund Accounting Agreement (adding FIRE Funds™ Wealth Builder ETF and FIRE Funds™ Income ETF), previously filed with Post-Effective Amendment No. 64 on Form N-1A on October 15, 2024 and is incorporated herein by reference.

	(iv)	Fourth Amendment to the Fund Accounting Agreement (adding Fundstrat Granny Shots US Large Cap ETF, Ned Davis Research 360º Dynamic Allocation ETF, Ned Davis Research 360º Core Equity ETF, Ninepoint Energy ETF and Ninepoint Energy Income ETF), previously filed with Post-Effective Amendment No. 64 on Form N-1A on October 15, 2024 and is incorporated herein by reference.

	(v)	Fifth Amendment to the Fund Accounting Agreement (adding NovaTide Flexible Allocation ETF) – to be filed by amendment.

		(vi)	Sixth Amendment to the Fund Accounting Agreement (adding NestYield Total Return Guard ETF, NestYield Dynamic Income Shield ETF and NestYield Visionary ETF) – to be filed by amendment.

		(vii)	Seventh Amendment to the Fund Accounting Agreement (adding USCF Daily Target 2X Copper Index ETF) – to be filed by amendment.

		(viii)	Eighth Amendment to the Fund Accounting Agreement (adding Battleshares™ NVDA vs INTC ETF, Battleshares™ TSLA vs F ETF, Battleshares™ AMZN vs M ETF, Battleshares™ COIN vs WFC ETF, Battleshares™ MSTR vs JPM ETF, Battleshares™ NFLX vs CMCSA ETF, Battleshares™ LLY vs YUM ETF and Battleshares™ GOOGL vs NYT ETF) – to be filed by amendment.

	(iv)	Sub-License Agreement with Impact Shares, Corp dated July 17, 2018, as amended, is incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on August 23, 2019.

	(v)	Powers of Attorney, previously filed with Post-Effective Amendment No. 39 on Form N-1A on May 22, 2024 and is incorporated herein by reference.

	(vi)	Form of ETF Support Agreement by and among Tidal Investments LLC, Tidal ETF Services, LLC, and one or more fund sponsor(s), previously filed with Post-Effective Amendment No. 55 on Form N-1A on August 20, 2024 and is incorporated herein by reference.

	(vii)	Fee Waiver Agreement between the Trust (on behalf of the GammaRoad Market Navigation ETF), previously filed with Post-Effective Amendment No. 55 on Form N-1A on August 20, 2024 and is incorporated herein by reference.

	(viii)	Fee Waiver Agreement between the Trust (on behalf of the Ned Davis Research 360º Dynamic Allocation ETF), previously filed with Post-Effective Amendment No. 64 on Form N-1A on October 15, 2024 and is incorporated herein by reference.

(i)	(i)	Opinion of legal counsel relating to Impact Shares NAACP Minority Empowerment ETF, dated July 9, 2018, is incorporated herein by reference to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on July 10, 2018.

	(ii)	Opinion of legal counsel relating to Impact Shares YWCA Women’s Empowerment ETF, dated August 22, 2018, is incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on August 22, 2018.

	(iii)	Opinion and Consent of Counsel (for the Unity Wealth Partners Dynamic Capital Appreciation & Options ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on July 16, 2024 and is incorporated herein by reference.

	(iv)	Opinion and Consent of Counsel (for the Rockefeller Opportunistic Municipal Bond ETF, Rockefeller California Municipal Bond ETF and Rockefeller New York Municipal Bond ETF) previously filed with Post-Effective Amendment No. 49 on Form N-1A on August 5, 2024 and is incorporated herein by reference.

	(v)	Opinion and Consent of Counsel (for the TradersAI Large Cap Equity & Cash ETF), previously filed with Post-Effective Amendment No. 48 on Form N-1A on August 5, 2024 and is incorporated herein by reference.

	(vi)	Opinion and Consent of Counsel (for the 4E Quality Growth ETF), previously filed with Post-Effective Amendment No. 59 on Form N-1A on September 6, 2024 and is incorporated herein by reference.

	(vii)	Opinion and Consent of Counsel (for the GammaRoad Market Navigation ETF), previously filed with Post-Effective Amendment No. 55 on Form N-1A on August 20, 2024 and is incorporated herein by reference.

	(viii)	Opinion and Consent of Counsel (for Rockefeller U.S. Small-Mid Cap ETF and Rockefeller Global Equity ETF), previously filed with Post-Effective Amendment No. 57 on Form N-1A on August 23, 2024 and is incorporated herein by reference.

	(ix)	Opinion and Consent of Counsel (for the VistaShares Artificial Intelligence Supercycle ETF and VistaShares Electrification Supercycle ETF), previously filed with Post-Effective Amendment No. 61 on Form N-1A on September 13, 2024 and is incorporated herein by reference.

	(x)	Opinion and Consent of Counsel (for the Fundstrat Granny Shots US Large Cap ETF), previously filed with Post-Effective Amendment No. 67 on Form N-1A on October 21, 2024 and is incorporated herein by reference.

	(xi)	Opinion and Consent of Counsel (for Ned Davis Research 360º Dynamic Allocation ETF and Ned Davis Research 360º Core Equity ETF), previously filed with Post-Effective Amendment No. 64 on Form N-1A on October 15, 2024 and is incorporated herein by reference.

	(xii)	Opinion and Consent of Counsel (for Ninepoint Energy ETF and Ninepoint Energy Income ETF), previously filed with Post-Effective Amendment No. 66 on Form N-1A on October 18, 2024 and is incorporated herein by reference.

	(xiii)	Opinion and Consent of Counsel (for The Beehive ETF) – to be filed by amendment.

	(xiv)	Opinion and Consent of Counsel (for FIRE Funds™ Wealth Builder ETF and FIRE Funds™ Income ETF) – to be filed by amendment.

	(xv)	Opinion and Consent of Counsel (for NovaTide Flexible Allocation ETF) – to be filed by amendment.

	(xvi)	Opinion and Consent of Counsel (for NestYield Total Return Guard ETF, NestYield Dynamic Income Shield ETF and NestYield Visionary ETF) – to be filed by amendment.

	(xvii)	Opinion and Consent of Counsel (for USCF Daily Target 2X Copper Index ETF) – to be filed by amendment.

	(xvii)	Opinion and Consent of Counsel (for Battleshares™ NVDA vs INTC ETF, Battleshares™ TSLA vs F ETF, Battleshares™ AMZN vs M ETF, Battleshares™ COIN vs WFC ETF, Battleshares™ MSTR vs JPM ETF, Battleshares™ NFLX vs CMCSA ETF, Battleshares™ LLY vs YUM ETF and Battleshares™ GOOGL vs NYT ETF) – to be filed by amendment.

	(xviii)	Consent of Counsel – filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm – filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)	Amended and Restated Rule 12b-1 Distribution Plan dated October 10, 2024, previously filed with Post-Effective Amendment No. 64 on Form N-1A on October 15, 2024 and is incorporated herein by reference.

(n)	Not applicable.

(o)	Reserved.

(p)	(i)	Code of Ethics of the Registrant and Impact Shares, Corp is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on March 20, 2018.

	(ii)	Code of Ethics of Tidal Investments LLC, previously filed with Post-Effective Amendment No. 37 on Form N-1A on October 27, 2023 and is herein by reference.

	(iii)	Code of Ethics of Foreside Fund Services, LLC not applicable per Rule 17j-1(c)(3).

	(iv)	Code of Ethics for Unity Wealth Partners LLC, previously filed with Post-Effective Amendment No. 45 on Form N-1A on July 16, 2024 and is incorporated herein by reference.

	(v)	Code of Ethics for Rockefeller Asset Management previously filed with Post-Effective Amendment No. 49 on Form N-1A on August 5, 2024 and is incorporated herein by reference.

	(vi)	Code of Ethics for Traders A.I., Inc., previously filed with Post-Effective Amendment No. 48 on Form N-1A on August 5, 2024 and is incorporated herein by reference.

(vii)	Code of Ethics for Route 20 Private Wealth Inc., previously filed with Post-Effective Amendment No. 59 on Form N-1A on September 6, 2024 and is incorporated herein by reference.

(viii)	Code of Ethics for VistaShares Advisors LLC, previously filed with Post-Effective Amendment No. 61 on Form N-1A on September 13, 2024 and is incorporated herein by reference.

(ix)	Code of Ethics for Ned Davis Research Inc., previously filed with Post-Effective Amendment No. 64 on Form N-1A on October 15, 2024 and is incorporated herein by reference.

(x)	Code of Ethics for Ninepoint Partners LP, previously filed with Post-Effective Amendment No. 64 on Form N-1A on October 15, 2024 and is incorporated herein by reference.

(xi)	Code of Ethics for Fundstrat Capital, LLC, previously filed with Post-Effective Amendment No. 64 on Form N-1A on October 15, 2024 and is incorporated herein by reference.

(xii)	Code of Ethics for Cannell & Spears LLC – to be filed by amendment.

(xiii)	Code of Ethics for Harmonic Capital, LLC – to be filed by amendment.

(xiv)	Code of Ethics for Nest Egg ETFs, LLC – to be filed by amendment.

(xv)	Code of Ethics for ZEGA Financial, LLC – to be filed by amendment.

(xvi)	Code of Ethics for USCF Advisers LLC – to be filed by amendment.

Item 29.	Persons Controlled by or under Common Control with Registrant.

Not Applicable.

Item 30.	Indemnification

Article IV of the Registrant’s Declaration of Trust provides as follows:

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the Securities Act), the Registrant furnishes the following undertaking: Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser.

Each of the investment advisers and investment sub-advisers to one or more of the Funds is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 31 of officers and directors of each adviser/sub-adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to the respective Schedules A and D of Form ADV filed by each such firm pursuant to the Advisers Act. Each adviser’s/sub-adviser’s state of organization and SEC Advisers Act file number is noted below.

Investment Adviser	SEC File No.
Tidal Investments LLC (f/k/a Toroso Investments, LLC)	801-76857
Impact Shares Corp.	801-112391
Unity Wealth Partners LLC	801-130370
Rockefeller Asset Management, a division of Rockefeller & Co. LLC	801-113009
Traders A.I., Inc.	801-130642
Route 20 Private Wealth Inc.	801-130981
VistaShares Advisors LLC	801-130962
Fundstrat Capital, LLC	801-131012
Ned Davis Research Inc.	801-60241
Ninepoint Partners LP	801-111715
Cannell & Spears LLC	801-67401
Harmonic Capital, LLC	[ ]
Nest Egg ETFs, LLC.	[ ]
ZEGA Financial, LLC	801-78723
USCF Advisers LLC	801-79985

Item 32.	Foreside Fund Services, LLC

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.

2.	ABS Long/Short Strategies Fund

3.	Absolute Shares Trust

4.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers

5.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers

6.	ActivePassive International Equity ETF, Series of Trust for Professional Managers

7.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers

8.	AdvisorShares Trust

9.	AFA Private Credit Fund

10.	AGF Investments Trust

11.	AIM ETF Products Trust

12.	Alexis Practical Tactical ETF, Series of Listed Funds Trust

13.	AlphaCentric Prime Meridian Income Fund

14.	American Century ETF Trust

15.	Amplify ETF Trust

16.	Applied Finance Dividend Fund, Series of World Funds Trust

17.	Applied Finance Explorer Fund, Series of World Funds Trust

18.	Applied Finance Select Fund, Series of World Funds Trust

19.	ARK ETF Trust

20.	ARK Venture Fund

21.	Bitwise Funds Trust

22.	Bluestone Community Development Fund

23.	BondBloxx ETF Trust

24.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust

25.	Bridgeway Funds, Inc.

26.	Brinker Capital Destinations Trust

27.	Brookfield Real Assets Income Fund Inc.

28.	Build Funds Trust

29.	Calamos Convertible and High Income Fund

30.	Calamos Convertible Opportunities and Income Fund

31.	Calamos Dynamic Convertible and Income Fund

32.	Calamos Global Dynamic Income Fund

33.	Calamos Global Total Return Fund

34.	Calamos Strategic Total Return Fund

35.	Carlyle Tactical Private Credit Fund

36.	Cascade Private Capital Fund

37.	Catalyst Strategic Income Opportunities Fund

38.	CBRE Global Real Estate Income Fund

39.	Center Coast Brookfield MLP & Energy Infrastructure Fund

40.	Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust

41.	Clifford Capital International Value Fund, Series of World Funds Trust

42.	Clifford Capital Partners Fund, Series of World Funds Trust

43.	Cliffwater Corporate Lending Fund

44	Cliffwater Enhanced Lending Fund
45.	Cohen & Steers Infrastructure Fund, Inc.

46.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers

47.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series

48.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers

49.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust

50.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust

51.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of ONEFUND Trust

52.	Davis Fundamental ETF Trust

53.	Defiance Connective Technologies ETF, Series of ETF Series Solutions

54.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions

55.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions

56.	Defiance Quantum ETF, Series of ETF Series Solutions

57.	Denali Structured Return Strategy Fund

58.	Dividend Performers ETF, Series of Listed Funds Trust

59.	Dodge & Cox Funds

60.	DoubleLine ETF Trust

61.	DoubleLine Income Solutions Fund

62.	DoubleLine Opportunistic Credit Fund

63.	DoubleLine Yield Opportunities Fund

64.	DriveWealth ETF Trust

65.	EIP Investment Trust

66.	Ellington Income Opportunities Fund

67.	ETF Opportunities Trust

68.	Evanston Alternative Opportunities Fund

69.	Exchange Listed Funds Trust

70.	Exchange Place Advisors Trust

71.	FlexShares Trust

72.	Forum Funds

73.	Forum Funds II

74.	Forum Real Estate Income Fund

75.	Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust

76.	Grayscale Future of Finance ETF, Series of ETF Series Solutions

77.	Guinness Atkinson Funds

78.	Harbor ETF Trust

79.	Hawaiian Tax-Free Trust

80.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust

81.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust

82.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust

83.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust

84.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust

85.	IDX Funds

86.	Innovator ETFs Trust

87.	Ironwood Institutional Multi-Strategy Fund LLC

88.	Ironwood Multi-Strategy Fund LLC

89.	Jensen Quality Growth ETF, Series of Trust for Professional Managers

90.	John Hancock Exchange-Traded Fund Trust

91.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust

92.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers

93.	Mairs & Power Growth Fund, Series of Trust for Professional Managers

94.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers

95.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
96.	Manor Investment Funds

97.	Milliman Variable Insurance Trust

98.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV

99.	Morgan Stanley ETF Trust

100.	Morningstar Funds Trust

101.	Mutual of America Investment Corporation

102.	NEOS ETF Trust

103.	Niagara Income Opportunities Fund

104.	NXG Cushing® Midstream Energy Fund

105.	Opal Dividend Income ETF, Series of Listed Funds Trust

106.	OTG Latin American Fund, Series of World Funds Trust

107.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust

108.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust

109.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust

110.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust

111.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust

112.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust

113.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust

114.	Palmer Square Funds Trust

115.	Palmer Square Opportunistic Income Fund

116.	Partners Group Private Income Opportunities, LLC

117.	Performance Trust Mutual Funds, Series of Trust for Professional Managers

118.	Performance Trust Short Term Bond ETF, Series of Trust for Professional Managers

119.	Perkins Discovery Fund, Series of World Funds Trust

120.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust

121.	Plan Investment Fund, Inc.

122.	Point Bridge America First ETF, Series of ETF Series Solutions

123.	Precidian ETFs Trust

124.	Preferred-Plus ETF, Series of Listed Funds Trust

125.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust

126.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust

127.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust

128.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust

129.	Renaissance Capital Greenwich Funds

130.	Reynolds Funds, Inc.

131.	RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust

132.	RiverNorth Patriot ETF, Series of Listed Funds Trust

133.	RMB Investors Trust

134.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust

135.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust

136.	Roundhill Alerian LNG ETF, Series of Listed Funds Trust

137.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust

138.	Roundhill Cannabis ETF, Series of Listed Funds Trust

139.	Roundhill ETF Trust

140.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust

141.	Roundhill S&P Global Luxury ETF, Series of Listed Funds Trust

142.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust

143.	Roundhill Video Games ETF, Series of Listed Funds Trust

144.	Rule One Fund, Series of World Funds Trust

145.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust

146.	Six Circles Trust
147.	Sound Shore Fund, Inc.

148.	SP Funds Trust

149.	Sparrow Funds

150.	Spear Alpha ETF, Series of Listed Funds Trust

151.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust

152.	STF Tactical Growth ETF, Series of Listed Funds Trust

153.	Strategic Trust

154.	Strategy Shares

155.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust

156.	Tekla World Healthcare Fund

157.	Tema ETF Trust

158.	The 2023 ETF Series Trust

159.	The 2023 ETF Series Trust II

160.	The Cook & Bynum Fund, Series of World Funds Trust

161.	The Community Development Fund

162.	The Finite Solar Finance Fund

163.	The Private Shares Fund

164.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust

165.	Third Avenue Trust

166.	Third Avenue Variable Series Trust

167.	Tidal ETF Trust

168.	Tidal Trust II

169.	Tidal Trust III

170.	TIFF Investment Program

171.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan

172.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan

173.	Timothy Plan International ETF, Series of The Timothy Plan

174.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan

175.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan

176.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan

177.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan

178.	Total Fund Solution

179.	Touchstone ETF Trust

180.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust

181.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust

182.	TrueShares Active Yield ETF, Series of Listed Funds Trust

183.	TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust

184.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust

185.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust

186.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust

187.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust

188.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust

189.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust

190.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust

191.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust

192.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust

193.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust

194.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust

195.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust

196.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust

197.	U.S. Global Investors Funds
198.	Union Street Partners Value Fund, Series of World Funds Trust

199.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust

200.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust

201.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust

202.	Vest US Large Cap 10% Buffer Strategies VI Fund, Series of World Funds Trust

203.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust

204.	Vest US Large Cap 20% Buffer Strategies VI Fund, Series of World Funds Trust

205.	VictoryShares Core Intermediate Bond ETF, Series of Victory Portfolios II

206.	VictoryShares Core Plus Intermediate Bond ETF, Series of Victory Portfolios II

207.	VictoryShares Corporate Bond ETF, Series of Victory Portfolios II

208.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

209.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II

210.	VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II

211.	VictoryShares Free Cash Flow ETF, Series of Victory Portfolios II

212.	VictoryShares Hedged Equity Income ETF, Series of Victory Portfolios II

213.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II

214.	VictoryShares International Value Momentum ETF, Series of Victory Portfolios II

215.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II

216.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II

217.	VictoryShares Short-Term Bond ETF, Series of Victory Portfolios II

218.	VictoryShares THB Mid Cap ESG ETF, Series of Victory Portfolios II

219.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

220.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II

221.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

222.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

223.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II

224.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II

225.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II

226.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II

227.	VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II

228.	VictoryShares US Value Momentum ETF, Series of Victory Portfolios II

229.	VictoryShares WestEnd Economic Cycle Bond ETF, Series of Victory Portfolios II

230.	VictoryShares WestEnd Global Equity ETF, Series of Victory Portfolios II

231.	VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II

232.	Volatility Shares Trust

233.	West Loop Realty Fund, Series of Investment Managers Series Trust

234.	Wilshire Mutual Funds, Inc.

235.	Wilshire Variable Insurance Trust

236.	WisdomTree Digital Trust

237.	WisdomTree Trust

238.	WST Investment Trust

239.	XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Teresa Cowan	Three Canal Plaza, Suite 100, Portland, ME 04101	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	Three Canal Plaza, Suite 100, Portland, ME 04101	Treasurer	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

Item 33.	Location of Accounts and Records

(1)	Impact Shares, Corp, 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225
(2)	Tidal Investments LLC formerly Toroso Investments, LLC, 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204
(3)	Tidal ETF Services LLC, 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204
(4)	U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202
(5)	U.S. Bank, National Association, 1555 N. Rivercenter Drive, Milwaukee, Wisconsin 53202
(6)	Foreside Fund Service, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101
(7)	Unity Wealth Partners LLC, 4050 W. Metropolitan Dr., Suite 150, Orange, CA 92868
(8)	Rockefeller Asset Management (a division of Rockefeller & Co. LLC), 510 Madison Avenue, 21st Floor, New York, NY 10022.
(9)	Traders A.I., Inc., 10300 Eaton Pl, Suite 440/448, Fairfax, VA 22030
(10)	Route 20 Private Wealth Inc., 401 East Las Olas Boulevard, Suite 1400, Fort Lauderdale, Florida 33301

(11)	VistaShares Advisors LLC 150 NE 6th Avenue, Unit S Delray Beach, FL 33483
(12)	Fundstrat Capital, LLC, 150 East 52nd Street, New York, NY 10022
(13)	Ned Davis Research Inc., 3665 Bee Ridge Road, Suite 306 Sarasota, Florida 34233
(14)	Ninepoint Partners LP, Royal Bank Plaza, South Tower, Toronto, Ontario M5J 2J1
(15)	Cannell & Spears LLC, 545 Madison Avenue, 11th Floor, New York, New York 10022
(16)	Harmonic Capital, LLC [ ]
(17)	Nest Egg ETFs, LLC. [ ]
(18)	ZEGA Financial, LLC, 3801 PGA Boulevard. Palm Beach Gardens, Florida 33410
(19)	USCF Advisers LLC, 1850 Mt. Diablo Blvd. Suite 640, Walnut Creek, CA 94596

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment No. 69 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 69 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee, State of Wisconsin, on October 24, 2024.

Tidal Trust III

/s/ Eric Falkeis
Eric Falkeis President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on October 24, 2024.

Signature	Title

/s/ Eric Falkeis	President and Principal Executive Officer
Eric Falkeis

/s/ Monica H. Byrd*	Trustee
Monica H. Byrd

/s/ Pamela Cytron*	Trustee
Pamela Cytron

/s/ Lawrence Jules*	Trustee
Lawrence Jules

/s/ Guillermo Trias*	Trustee
Guillermo Trias

/s/ Ethan Powell*	Trustee
Ethan Powell

/s/ Aaron Perkovich	Treasurer, Principal Financial Officer and Principal Accounting Officer
Aaron Perkovich

*By:	/s/ Eric Falkeis
Eric Falkeis, Attorney in Fact
By Power of Attorney

Exhibit Index

Exhibit No.	Description
(i)(xviii)	Consent of Counsel
(j)	Consent of Independent Registered Public Accounting Firm